HIGH INCOME
PORTFOLIO

Merrill Lynch
Corporate Bond Fund, Inc.



FUND LOGO



Semi-Annual Report

March 31, 1999


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.






Merrill Lynch
Corporate Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



HIGH INCOME PORTFOLIO


TO OUR SHAREHOLDERS

The High-Yield Market
During the quarter ended March 31, 1999, the high-yield market produced excellent returns as it rebounded from distressed conditions that prevailed during the August--October 1998 collapse. The benchmark unmanaged CS First Boston High Yield Index registered a total return of +1.64% in contrast to the -3.27% return provided by ten-year US Treasury securities. In our opinion, the divergence between the two markets reflects a reversal of the flight to quality that characterized financial markets during August 1998--November 1998. World economies are normalizing, and the financial markets reflect the improvement, in our view.

The credit quality outlook within the high-yield universe is generally good, but with pockets of weakness. The high-yield market continued to benefit from merger and acquisition activity, particularly in the communications area, with both equity injections and acquisitions producing ratings upgrades. Cyclical industries, such as paper and steel, are improving. On the other hand, the bonds of issuers in certain industries experiencing negative fundamentals, such as oil and gas production and nursing home/extended care, have fallen drastically. We believe the weakness is exacerbated by dealers' lack of willingness to commit liquidity and by the low tolerance to risk on the part of investors still smarting from last year's debacle. This extreme risk aversion has created opportunities in selected issues, which appear to have declined below reasonable levels.

In our view, the high-yield market is attractive for the following reasons.

Valuations are compelling. Yield spreads between high-yield and Treasury securities narrowed by approximately 3.75% during the first quarter of 1999 but remain wide at approximately 6%. This means that an investor receives approximately 6% of additional yield for assuming the higher credit risk and lesser liquidity of high-yield bonds. In our opinion, this spread is quite attractive given the relatively benign credit conditions currently prevailing.

The economic and interest rate outlook is likely to remain favorable, in our view. We expect an environment of modest economic growth and stable interest rates to continue. We believe that it is unlikely that last year's liquidity debacle will recur and that as memories fade, risk aversion is likely to moderate.

Technical conditions are positive. Last year most asset allocators, hedge funds and other opportunistic investors abandoned the high-yield market. The flow of new money into mutual funds was relatively low in the first quarter, reflecting the modest expectations of investors. We believe that greater awareness of valuation will accelerate cash flows and result in improved bond prices.


Portfolio Strategy
Given our positive view on the high-yield market, we are structuring the Portfolio to seek to take advantage of anticipated rising bond prices. Our cash position remains low. Market weakness over the past six months has increased the number of issues selling at discounts to par value. We have increased exposure to this category of issue because of the better total return potential. We have also added new issues that have full five-year call protection and therefore provide good upside in an environment of falling yields.

The overall quality of issues in the Portfolio remains somewhat higher than the market (as measured by CS First Boston High Yield Index), with securities rated at least BB representing 35.7% of the Portfolio's net assets and issues rated CCC and lower at 4.0% of net assets. This compares with representations of 27.6% and 4.9%, respectively, for the Index. The Portfolio's industry exposure included modestly overweighted positions in energy, health services and transportation (non-air). Significantly underweighted sectors included consumer manufacturing, general industrial and retailing. The Portfolio's largest sector exposure was communications at 15.7% of net assets. This is a relatively broad category and includes telephony (both wire-line and wireless), data transmittal and paging. Communications has been the area of largest new-issue


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
March 31, 1999


underwritings over the past few years as the result of deregulation and privatization around the world. We favor this industry because of its growth, non-sensitivity to the business cycle and takeover activity. The latter can result in instant quality upgrades as the high-yield issuer takes on the credit quality characteristics of the acquirer.

The sector with the largest overweighting relative to the Index is emerging markets, at 16.9% of the Portfolio compared with 7.1% for the Index. This sector became extremely distressed last year, and we believe it has excellent recovery potential because of improving worldwide financial conditions, particularly in Latin America.


In Conclusion
We appreciate your ongoing investment in High Income Portfolio of Merrill Lynch Corporate Bond Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent T. Lathbury III)
Vincent T. Lathbury III
Senior Vice President and Portfolio Manager



May 17, 1999


After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Merrill Lynch Corporate Bond Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
March 31, 1999


PORTFOLIO INFORMATION

As of March 31, 1999
                                                                                                                 Percent of
Ten Largest Corporate Holdings                                                                                   Net Assets
NTL Incorporated       Through various subsidiaries, NTL Inc. owns and operates television radio broadcasting,          2.8%
                       cable television and telecommunications systems in the United Kingdom. The company also owns Comcast and Diamond cable and telephone operations.

Nextel                 Nextel offers digital and analog wireless communication services throughout the United           2.6
Communications,        States. The Company's digital service currently covers approximately 50% of the total US
Inc.                   population and, once completed, will enable Nextel to offer nationwide digital wireless service.

Century                Century owns and operates 70 cable systems in 25 states and Puerto Rico. In addition, the        1.6
Communications         company has a 31.8% common equity interest in Centennial Cellular, a provider of wireless
Corporation            telephone service in four geographic areas in the United States and Puerto Rico.

RSL                    RSL Communications is a global facilities-based telecommunications company that provides         1.6
Communications         international services, including long distance, calling card, private line, value-added and
PLC                    Internet-based services for businesses, consumers and other carriers. The company operates on four continents in 19 countries.

United International   United International Holdings provides voice, video, data and programming services outside       1.4
Holdings, Inc.         of the United States. The company operates in 23 countries throughout the world.

TransAmerican          TransAmerican is a privately held holding company whose principal subsidiaries are wholly-       1.3
Energy                 owned TransAmerican Refining Corp. (TARC) and 69%-owned TransTexas Gas Corp., a
Corp.                  publicly-held company which explores for and produces oil and natural gas primarily in south
                       Texas. TARC is in the midst of a two-phase construction and expansion program which, when finished, will give it one of the largest and most complex refineries in the United States. Our bonds are secured by approximately 33 million shares of TransTexas Gas common stock. We ceased accruing interest on the bonds in March 1999 because of deterioration in the financial condition of TransTexas Gas.

Fresenius Medical      Fresenius Medical Care is the world's largest integrated provider of dialysis products and       1.3
Care AG                services. Its 910 dialysis centers treat 68,000 patients worldwide, including approximately
                       23% of the US dialysis patients. The company also is the world's second-largest manufacturer and distributor of dialysis equipment and related supplies, selling products in more than
                       110 countries.

USAir Inc.             USAir is the sixth-largest US airline, with major hubs in Pittsburgh, Charlotte,                 1.2
                       Philadelphia and Baltimore and routes covering most of the Eastern half of the
                       United States.

Trump Atlantic City    Trump Atlantic City owns and operates the Trump Taj Mahal, the Trump Plaza and the
Associates/            Trump World's Fair hotel-casinos, all located on the boardwalk in Atlantic City, New Jersey.     1.2
Funding Inc.

Sinclair Broadcasting  This is a diversified broadcasting company that owns or provides programming to television       1.1
Group Inc.             and radio stations across the United States.



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
March 31, 1999


PORTFOLIO INFORMATION (concluded)


As of March 31, 1999


Quality Profile*                  Percent of
S&P Rating/Moody's Rating        Market Value

BBB/Baa                               5.7%
BB/Ba                                30.0
B/B                                  55.2
CCC/Caa                               4.1
NR(Not Rated)                         5.0

[FN]
*In cases when bonds are rated differently by Standard & Poor's
 Corporation and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.


                                        Percent of
Five Largest Industries                 Net Assets

Energy                                      8.4%
Health Services                             6.7
Cable--International                        5.5
Wireless Communications--Domestic
Paging & Cellular                           5.3
Cable--Domestic                             5.3


Geographic Profile                      Percent of
Top Five Foreign Countries*             Net Assets

Brazil                                      5.0%
United Kingdom                              3.7
Argentina                                   3.5
Mexico                                      3.0
Canada                                      2.7

[FN]
*All holdings are denominated in US dollars.



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
March 31, 1999


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These classes of shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results
                                                                                      Ten Year/        Standardized
                                                          12 Month      3 Month    Since Inception      30-Day Yield
                                                        Total Return  Total Return   Total Return      As of 3/31/99
High Income Portfolio Class A Shares*                      -3.71%        +2.84%        +177.33%            10.05%
High Income Portfolio Class B Shares*                      -4.44         +2.66         +156.84              9.71
High Income Portfolio Class C Shares*                      -4.47         +2.79         + 41.31              9.64
High Income Portfolio Class D Shares*                      -4.07         +2.78         + 44.67              9.82
Merrill Lynch High Yield US Corporates, Cash Pay Index**   +1.94         +1.08       +183.18/+58.30
CS First Boston High Yield Index**                         -0.75         +1.64       +177.18/+51.78
Ten-Year US Treasury Securities***                         +7.06         -3.27       +141.78/+52.00

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten year/since inception periods are Class A & Class B Shares, for the ten years ended 3/31/99 and Class C & Class D Shares, from 10/21/94 to 3/31/99.
 **Unmanaged. These market-weighted indexes mirror the high-yield debt market of securities rated BBB or lower. Ten year/since inception total returns for Merrill Lynch High Yield US Corporates, Cash Pay Index are for the ten years ended 3/31/99 and from 10/21/94 to 3/31/99, respectively. Ten year/since inception total returns for CS First Boston High Yield Index are for the ten years ended 3/31/99 and from 10/31/94 to 3/31/99, respectively.
***Ten year/since inception total returns are for the ten years ended 3/31/99 and from 10/31/94 to 3/31/99, respectively.


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
March 31, 1999


PERFORMANCE DATA (concluded)


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/99                        - 3.71%        - 7.56%
Five Years Ended 3/31/99                  + 7.71         + 6.84
Ten Years Ended 3/31/99                   +10.74         +10.29

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/99                         -4.44%         -7.83%
Five Years Ended 3/31/99                   +6.90          +6.90
Ten Years Ended 3/31/99                    +9.89          +9.89

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 3/31/99                         -4.47%         -5.32%
Inception (10/21/94)
through 3/31/99                            +8.10          +8.10

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/99                         -4.07%         -7.90%
Inception (10/21/94)
through 3/31/99                            +8.67          +7.68

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
March 31, 1999


SCHEDULE OF INVESTMENTS
                    S&P    Moody's       Face                                                                  Value
Industries         Rating   Rating      Amount                Issue                          Cost            (Note 1a)
Bonds

Aerospace--0.7%     B+       B1   $ 15,000,000   Hexcel Corp., 9.75% due 1/15/2009 (j)   $   15,000,000   $   15,243,750
                    B+       B1     25,000,000   Kitty Hawk Inc., 9.95% due 11/15/2004       25,033,750       24,125,000
                                                                                         --------------   --------------
                                                                                             40,033,750       39,368,750

Airlines--1.2%                                   Piedmont Aviation, Inc.:
                    B+       Ba2     1,985,000      Series E, 10.30% due 3/28/2007            1,855,291        2,190,090
                    B+       Ba2     1,950,000      Series F, 10.35% due 3/28/2011            1,999,719        2,219,314
                    BB       Ba2     1,500,000      Series H, 10% due 11/08/2012              1,493,250        1,680,360
                    B+       Ba2     1,304,000      Series J, 10.05% due 5/13/2005            1,181,685        1,390,429
                    BB       Ba2     1,116,000      Series J, 10.10% due 5/13/2007              999,021        1,219,554
                    BB       Ba2     3,767,000      Series J, 10.10% due 5/13/2009            3,327,542        4,172,329
                    BB       Ba2     2,710,000      Series J, 10.15% due 5/13/2011            2,366,806        3,045,688
                    B+       Ba2     2,226,000      Series K, 10% due 5/13/2004               2,026,506        2,365,904
                    B+       Ba2     2,666,000      Series K, 10.10% due 5/13/2008            2,374,020        2,933,933
                    B+       Ba2     2,550,000      Series K, 10.15% due 5/13/2010            2,251,293        2,850,084
                                                 USAir Inc.:
                    B        B1     16,500,000      9.625% due 2/01/2001                     13,309,906       16,934,610
                    B+       Ba2     1,092,000      Series 88F, 10.70% due 1/01/2003            984,165        1,169,052
                    B+       Ba2     1,092,000      Series 88G, 10.70% due 1/01/2003            984,165        1,169,052
                    B+       Ba2     1,092,000      Series 88H, 10.70% due 1/01/2003            984,165        1,169,052
                    B+       Ba2     1,092,000      Series 88I, 10.70% due 1/01/2003            984,165        1,169,052
                    BB       Ba2     4,332,085      Series 89A1, 9.33% due 1/01/2006++        4,098,025        4,702,024
                    BB       Ba2    15,000,000      Series 93A3, 10.375% due 3/01/2013       14,768,125       16,144,050
                    BB       Ba2     1,432,000      Series A, 10.70% due 1/15/2007            1,525,137        1,609,052
                    BB       Ba2     1,815,000      Series C, 10.70% due 1/15/2007            1,933,048        2,039,407
                    BB       Ba2     1,107,000      Series E, 10.70% due 1/15/2007            1,159,472        1,243,869
                                                                                         --------------   --------------
                                                                                             60,605,506       71,416,905

Automotive--0.8%    B        B2     10,000,000   Collins & Aikman Products, 11.50% due
                                                 4/15/2006                                   10,000,000       10,625,000
                    B+       B2     35,000,000   Venture Holdings Trust, 9.50%
                                                 due 7/01/2005                               33,927,362       34,300,000
                                                                                         --------------   --------------
                                                                                             43,927,362       44,925,000

Broadcasting--      NR*      NR*     4,686,000   Acme Intermediate Holdings/Finance,
Radio &                                          0/12%due 9/30/2005 (a)                       3,082,261        3,069,330
Television--        B-       B3      3,000,000   Acme Television/Finance, 10.976% due
2.5%                                             9/30/2004 (a)                                2,548,133        2,550,000
                    B-       B3      9,000,000   LIN Holdings Corp., 10% due 3/01/2008 (a)    6,140,292        6,390,000
                    B-       B2     25,000,000   LIN Television Corporation, 8.375% due
                                                 3/01/2008                                   24,941,500       25,093,750
                    B-       B3     23,022,000   SFX Broadcasting Inc., 10.75% due
                                                 5/15/2006                                   22,940,750       25,813,417
                    B-       B3     17,000,000   Salem Communications Corp., 9.50% due
                                                 10/01/2007                                  17,160,625       18,190,000
                                                 Sinclair Broadcasting Group Inc.:
                    B        B2     45,000,000      10% due 9/30/2005                        45,343,269       47,700,000
                    B        B2     15,000,000      8.75% due 12/15/2007                     14,941,200       15,262,500
                                                                                         --------------   --------------
                                                                                            137,098,030      144,068,997

Building                                         Nortek Inc.:
Materials--0.4%     B-       B3     14,550,000      9.875% due 3/01/2004                     14,409,525       15,186,562
                    B+       B1      9,000,000      9.25% due 3/15/2007                       8,947,980        9,427,500
                                                                                         --------------   --------------
                                                                                             23,357,505       24,614,062




Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
March 31, 1999


SCHEDULE OF INVESTMENTS (continued)
                    S&P    Moody's       Face                                                                  Value
Industries         Rating   Rating      Amount                Issue                          Cost            (Note 1a)
Bonds (continued)

Cable--                                          American Telecasting Inc. (a):
Domestic--          CCC      Ca   $ 26,664,305      22.395% due 6/15/2004                $   18,929,175   $    8,132,613
5.0%                CCC      Ca      5,328,724      26.322% due 8/15/2005                     2,582,987        1,465,399
                    BB-      B1      8,750,000   CSC Holdings Inc., 9.875% due 5/15/2006      8,857,500        9,515,625
                                                 Century Communications Corporation:
                    BB-      Ba3    40,000,000      9.75% due 2/15/2002                      40,474,687       42,000,000
                    BB-      Ba3    45,000,000      9.50% due 3/01/2005                      44,542,812       48,150,000
                    B+       B2     15,000,000   Charter Communications Holding LLC,
                                                 8.625% due 4/01/2009 (j)                    14,954,250       15,412,500
                    B        B2     31,000,000   Intermedia Capital Partners LP,
                                                 11.25% due 8/01/2006                        31,002,500       35,030,000
                                                 Lenfest Communications, Inc.:
                    BB-      B2     40,000,000      10.50% due 6/15/2006                     40,444,200       47,000,000
                    BB-      B2     10,000,000      8.25% due 2/15/2008                       9,972,600       10,412,500
                    B+       B1     50,000,000   Olympus Communications LP/Capital Corp.,
                                                 10.625% due 11/15/2006                      50,282,500       55,000,000
                    D        Ca     50,338,000   Wireless One Inc., 13.50% due
                                                 8/01/2006 (a)                               35,762,654       13,339,570
                                                                                         --------------   --------------
                                                                                            297,805,865      285,458,207

Cable--                                          Australis Media Ltd.(i):
International--     NR*      NR*     2,274,493      14.399% due 11/01/2002 (a)                1,834,942        1,307,833
4.8%                D        NR*    79,117,000      1.75%/15.75% due 5/15/2003 (d)(g)++++    56,318,088        2,769,095
                    D        NR*     1,353,490      1.75%/15.75% due 5/15/2003 (g)++++          751,091           20,302
                    B-       B2     50,000,000   Comcast UK Cable Partners Ltd.,
                                                 11.231% due 11/15/2007 (a)                  41,809,850       43,687,500
                                                 Diamond Cable Communications PLC (a):
                    B-       B3     15,000,000      11.366% due 12/15/2005                   12,499,218       13,050,000
                    B-       B3     25,000,000      10.87% due 2/15/2007                     18,363,325       19,500,000
                    B-       B3     60,000,000   International Cabletel, Inc.,
                                                 11.767% due 2/01/2006 (a)                   48,089,916       52,500,000
                    CCC      B3     30,000,000   Supercanal Holdings SA, 11.50% due
                                                 5/15/2005 (j)                               28,050,000       13,650,000
                    B+       B1     60,000,000   TeleWest Communications PLC, 11.02% due
                                                 10/01/2007 (a)                              50,997,169       52,800,000
                    CCC+     Caa1    5,000,000   Tevecap SA, 12.625% due 11/26/2004           5,087,500        1,912,500
                    B        B3    107,500,000   United International Holdings, Inc.,
                                                 10.75% due 2/15/2008 (a)                    71,616,475       73,503,125
                                                                                         --------------   --------------
                                                                                            335,417,574      274,700,355

Capital Goods--                                  International Wire Group, Inc.:
1.0%                B-       B3     15,000,000      11.75% due 6/01/2005                     14,986,250       15,937,500
                    B-       B3     15,000,000      Series B, 11.75% due 6/01/2005           16,312,500       15,937,500
                    NR*      B3     25,250,000   Trench Electric & Trench Inc.,
                                                 10.25% due 12/15/2007                       25,315,625       24,208,437
                                                                                         --------------   --------------
                                                                                             56,614,375       56,083,437

Chemicals--         BB-      Ba3     2,000,000   Agricultural, Minerals and Chemicals
0.6%                                             Inc., 10.75% due 9/30/2003                   2,060,000        1,960,000
                                                 ISP Holdings Inc.:
                    BB-      Ba3    19,502,000      9.75% due 2/15/2002                      19,502,000       20,184,570
                    BB-      Ba3    10,000,000      9% due 10/15/2003                         9,972,100       10,250,000
                                                                                         --------------   --------------
                                                                                             31,534,100       32,394,570

Child Care--        B-       B3     20,000,000   Kindercare Learning Centers, Inc.,
0.4%                                             9.50% due 2/15/2009                         19,924,375       20,200,000



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
March 31, 1999


SCHEDULE OF INVESTMENTS (continued)
                    S&P    Moody's       Face                                                                  Value
Industries         Rating   Rating      Amount                Issue                          Cost            (Note 1a)
Bonds (continued)

Computer            B        Ba3  $ 46,000,000   Advanced Micro Devices, Inc.,
Services--                                       11% due 8/01/2003                       $   48,330,000   $   47,380,000
Electronics--       CCC      Caa1   40,500,000   Dictaphone Corp., 11.75% due 8/01/2005      40,114,375       30,628,125
2.7%                B+       NR*    15,000,000   Jordan Telecom Products, 9.875% due
                                                 8/01/2007                                   14,882,460       14,887,500
                    B-       B3     25,000,000   PSINet, Inc., 10% due 2/15/2005             25,135,000       26,562,500
                    NR*      NR*     9,000,000   Splitrock Services Inc., 11.75% due
                                                 7/15/2008 (c)                                8,833,000        8,640,000
                    B-       B3      4,000,000   Verio Inc., 10.375% due 4/01/2005            4,000,000        4,300,000
                    B-       B2     30,000,000   Zilog Inc., 9.50% due 3/01/2005             28,266,250       25,050,000
                                                                                         --------------   --------------
                                                                                            169,561,085      157,448,125

Conglomerates--     BBB      Baa1    5,000,000   Cendant Corp., 7.75% due 12/01/2003          4,991,400        5,132,100
2.1%                BB       Ba3    15,000,000   Dine, SA de CV, 8.75% due 10/15/2007        14,887,200       12,487,500
                    B-       B3     25,000,000   Eagle-Picher Industries, 9.375% due
                                                 3/01/2008                                   25,109,540       24,187,500
                    B+       B1     26,000,000   Sequa Corp., 9.375% due 12/15/2003          25,146,563       26,390,000
                    B+       NR*    60,000,000   Voto-Votorantim O/S Trading, 8.50% due
                                                 6/27/2005 (j)                               58,884,775       51,075,000
                                                                                         --------------   --------------
                                                                                            129,019,478      119,272,100

Consumer            B-       B3      5,000,000   Albecca Inc., 10.75% due 8/15/2008           5,000,000        4,275,000
Products--0.2%      B        B3     13,000,000   Corning Consumer Products, 9.625% due
                                                 5/01/2008                                   12,432,431       10,335,000
                                                                                         --------------   --------------
                                                                                             17,432,431       14,610,000

Consumer            B-       Caa2    8,000,000   AP Holdings Inc., 11.164% due
Services--0.3%                                   3/15/2008 (a)                                5,218,603        4,600,000
                    B-       Caa1   15,000,000   Apcoa Inc., 9.25% due 3/15/2008             15,012,500       14,175,000
                                                                                         --------------   --------------
                                                                                             20,231,103       18,775,000

Convertible         NR*      Caa3    6,195,000   Builders Transport, 8% due
Bonds**--0.1%                                    8/15/2005 (2)(i)                             3,614,250           46,462
                    BB+      Ba3     6,375,000   Quantum Health Resources, Inc.,
                                                 4.75% due 10/01/2000 (1)                     5,956,562        5,426,719
                                                                                         --------------   --------------
                                                                                              9,570,812        5,473,181

Energy--8.2%        B        B3     20,000,000   Benton Oil & Gas Co., 9.375%
                                                 due 11/01/2007                              20,097,687       11,100,000
                                                 Chesapeake Energy Corp.:
                    B        B3      1,000,000      7.875% due 3/15/2004                        983,750          780,000
                    B        B3     25,000,000      9.625% due 5/01/2005                     25,056,250       20,937,500
                    B        B3      4,400,000      9.125% due 4/15/2006                      4,388,100        3,388,000
                    B+       B2     15,000,000   Clark R & M, Inc., 8.875% due
                                                 11/15/2007                                  14,892,150       12,675,000
                    B+       B3     25,000,000   Clark USA Inc., 10.875% due 12/01/2005      26,515,000       20,531,250
                    BBB-     Ba3    40,000,000   Compania Naviera Perez Companc
                                                 S.A.C.F.I.M.F.A., 9% due 1/30/2004 (j)      41,372,500       39,100,000
                    B        B2     10,000,000   Cross Timbers Oil Company, 8.75% due
                                                 11/01/2009                                  10,000,000        9,500,000
                    B        B2     15,000,000   Energy Corp. of America, 9.50% due
                                                 5/15/2007                                   15,000,000       14,100,000
                                                 KCS Energy Inc.:
                    CCC+     Caa1   22,000,000      11% due 1/15/2003                        22,723,750       16,830,000
                    CCC      Caa3   20,000,000      8.875% due 1/15/2008                     19,900,000        6,400,000
                    BB-      B1     25,000,000   Ocean Energy Inc., 8.375% due 7/01/2008     24,788,350       24,250,000
                    B-       B3     27,000,000   Ocean Rig Norway AS, 10.25% due
                                                 6/01/2008                                   26,990,000       19,035,000
                    BBB-     Baa3   25,781,250   Oleoducto Centrale SA, 9.35%
                                                 due 9/01/2005 (j)++                         25,772,656       24,041,016
                    B+       B1     39,500,000   Parker Drilling Co., 9.75% due
                                                 11/15/2006                                  39,884,035       32,982,500
                                                 Petroleo Brasileiro SA:
                    NR*      B2     15,000,000      10% due 10/17/2006                       15,097,500       14,025,000
                    BB-      B1     15,000,000      10% due 10/17/2006 (j)                   14,869,812       13,387,500



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
March 31, 1999


SCHEDULE OF INVESTMENTS (continued)
                    S&P    Moody's       Face                                                                  Value
Industries         Rating   Rating      Amount                Issue                          Cost            (Note 1a)
Bonds (continued)

Energy              BB-      Ba3  $ 20,000,000   RBF Finance Co., 11% due
(concluded)                                      3/15/2006 (j)                           $   20,000,000   $   20,950,000
                    CCC      Caa2   17,000,000   Southwest Royalties Inc., 10.50%
                                                 due 10/15/2004                              16,137,500        6,885,000
                    BB-      B1     30,000,000   Tesoro Petroleum Corp., 9% due
                                                 7/01/2008                                   29,828,700       29,925,000
                    C        Caa2  289,840,000   TransAmerican Energy Corp.,
                                                 13.176% due 6/15/2002 (a)(i)               280,205,539       72,822,300
                    NR*      NR*    36,000,000   TransAmerican Refining Corporation,
                                                 13% due 12/15/2002 (k)                      35,640,000       36,180,000
                                                 Triton Energy Ltd./Corp.:
                    B+       B1      1,000,000      8.75% due 4/15/2002                         922,500          950,000
                    B+       B1     14,000,000      9.25% due 4/15/2005                      13,940,780       12,839,260
                    B-       B3     14,500,000   United Refining Co., 10.75% due
                                                 6/15/2007                                   14,355,000       10,222,500
                                                                                         --------------   --------------
                                                                                            759,361,559      473,836,826

Entertainment--     CCC+     B3     27,495,000   AMF Bowling Worldwide Inc.,
1.1%                                             12.581% due 3/15/2006 (a)                   21,398,778       15,534,675
                    B+       B1      1,500,000   Intrawest Corp., 9.75% due 8/15/2008         1,476,615        1,556,250
                    B-       B3     16,250,000   Premier Parks Inc., 10% due
                                                 4/01/2008 (a)                               10,995,645       11,415,625
                    B        B3     20,000,000   Regal Cinemas Inc., 9.50% due
                                                 6/01/2008                                   19,966,200       20,550,000
                    B-       B3     15,000,000   Six Flags Entertainment, 8.875%
                                                 due 4/01/2006                               15,000,000       15,412,500
                                                                                         --------------   --------------
                                                                                             68,837,238       64,469,050

Financial           CCC+     Caa3   20,000,000   Amresco Inc., 9.875% due 3/15/2005          20,087,500       15,250,000
Services--2.3%      NR*      ba1    40,000,000   Fuji JGB Investment LLC (Preferred),
                                                 9.87% (h)(j)                                39,980,000       35,861,800
                    NR*      ba1    30,000,000   IBJ Capital Co. LLC (Preferred),
                                                 8.79% (h)(j)                                29,655,000       25,545,330
                    CCC-     Caa3    9,000,000   PennCorp Financial Group, 9.25%
                                                 due 12/15/2003                               9,090,000        6,615,000
                    BB+      baa2   25,000,000   SB Treasury Company LLC, 9.40% (h)(j)       25,000,000       24,544,500
                    BB+      ba3    10,000,000   SIG Capital Trust I, 9.50% due
                                                 8/15/2027 (j)                               10,000,000        7,825,000
                    BB-      NR*    17,000,000   Veritas Capital Trust, 10%
                                                 due 1/01/2028                               17,290,000       15,682,500
                                                                                         --------------   --------------
                                                                                            151,102,500      131,324,130

Food & Beverage--                                Chiquita Brands International Inc.:
1.0%                B+       B1     25,000,000      9.125% due 3/01/2004                     24,585,625       25,406,250
                    B+       B1     20,000,000      10.25% due 11/01/2006                    19,881,400       20,675,000
                    CCC      Caa1   20,000,000   DGS International Finance Company
                                                 BV, 10% due 6/01/2007 (j)                   20,068,200       12,950,000
                                                                                         --------------   --------------
                                                                                             64,535,225       59,031,250

Foreign             B+       B2     12,500,000   Republic of Brazil, 10.125%
Government                                       due 5/15/2027                               10,406,250        9,093,750
Obligations--
0.2%

Gaming--4.2%        D        Caa1   42,126,000   GB Property Funding Corp.,
                                                 10.875% due 1/15/2004 (i)                   38,250,620       30,120,090
                    BB+      Ba2    15,000,000   Harrah's Operating Co. Inc.,
                                                 7.875% due 12/15/2005                       15,000,000       15,075,000
                    B+       B2     20,000,000   Hollywood Casino Corp., 12.75%
                                                 due 11/01/2003                              19,366,715       21,700,000
                                                 Jazz Casino Co. LLC:
                    NR*      NR*    40,930,565      5.867% due 11/15/2009++++                20,662,327       22,921,116
                    NR*      NR*     2,524,830      Contingent Notes, due 11/15/2009 (f)              0                0
                    BB+      Ba2    25,000,000   Park Place Entertainment, 7.875% due
                                                 12/15/2005                                  25,000,000       24,625,000
                    B+       B2      4,000,000   Station Casinos Inc., 9.75% due 4/15/2007    3,743,814        4,240,000



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
March 31, 1999


SCHEDULE OF INVESTMENTS (continued)
                    S&P    Moody's       Face                                                                  Value
Industries         Rating   Rating      Amount                Issue                          Cost            (Note 1a)
Bonds (continued)

Gaming                                           Trump Atlantic City
(concluded)                                      Associates/Funding Inc.:
                    B        B2   $ 48,100,000      11.25% due 5/01/2006                 $   46,838,438   $   42,809,000
                    B        B2     32,900,000      11.25% due 5/01/2006                     32,314,685       29,281,000
                                                 Venetian Casino/LV Sands:
                    B-       B3     35,000,000      12.25% due 11/15/2004                    34,775,000       36,225,000
                    CCC+     Caa1   17,500,000      10% due 11/15/2005                       16,983,193       16,887,500
                                                                                         --------------   --------------
                                                                                            252,934,792      243,883,706

Health Services--   B-       B3     16,800,000   ALARIS Medical Systems, Inc.,
6.7%                                             9.75% due 12/01/2006                        16,994,312       17,388,000
                    B+       Ba3    47,725,000   Beverly Enterprises Inc., 9%
                                                 due 2/15/2006                               46,845,487       47,009,125
                                                 Columbia/HCA Healthcare Corp.:
                    BB+      Ba2     1,000,000      6.91% due 6/15/2005                         940,800          911,990
                    BB+      Ba2     8,460,000      8.85% due 1/01/2007                       8,980,882        8,444,857
                    BB+      Ba2    10,000,000      7.25% due 5/20/2008                       9,393,300        9,131,000
                    BB+      Ba2    14,150,000      8.70% due 2/10/2010                      14,502,652       13,768,233
                    BB+      Ba2    17,640,000      9% due 12/15/2014                        18,400,090       17,655,523
                    BB+      Ba2     2,500,000      7.50% due 12/15/2023                      2,258,750        2,020,650
                    BB+      Ba2    15,000,000      8.36% due 4/15/2024                      14,614,910       13,734,900
                    B-       B2     37,250,000   Extendicare Health Services,
                                                 9.35% due 12/15/2007                        37,180,000       27,378,750
                    B+       ba3    36,091,000   Fresenius Medical Capital Trust I,
                                                 9% due 12/01/2006                           36,993,597       37,534,640
                    B+       ba3    40,000,000   Fresenius Medical Capital Trust II,
                                                 7.875% due 2/01/2008                        40,060,000       39,250,000
                    B-       B3     25,000,000   Kinetic Concepts, Inc., 9.625%
                                                 due 11/01/2007                              25,153,750       24,250,000
                    B-       Caa1   50,000,000   Magellan Health Services, 9%
                                                 due 2/15/2008                               49,996,875       43,250,000
                                                 Mariner Post--Acute Network:
                    CCC      B3     49,000,000      9.50% due 11/01/2007                     48,781,460       14,455,000
                    CCC      B3      9,000,000      12.85% due 11/01/2007 (a)                 5,274,526        1,710,000
                    B        B2      5,700,000   Pharmerica Inc., 8.375% due 4/01/2008        5,747,250        6,070,500
                    CCC      B2     20,000,000   Sun Healthcare Group Inc., 9.50%
                                                 due 7/01/2007                               19,775,337        4,100,000
                                                 Tenet Healthcare Corp.:
                    BB-      Ba3    30,000,000      8.625% due 1/15/2007                     29,968,200       30,150,000
                    BB-      Ba3    30,000,000      8.125% due 12/01/2008 (j)                29,883,600       28,950,000
                                                                                         --------------   --------------
                                                                                            461,745,778      387,163,168

Home Builders--     BB-      B1     32,000,000   US Home Corp., 8.88% due 8/15/2007          32,017,500       31,800,000
0.5%

Hotels--1.1%                                     HMH Properties, Inc.:
                    BB       Ba2     3,000,000      7.875% due 8/01/2005                      2,999,160        2,947,500
                    BB       Ba2    40,000,000      7.875% due 8/01/2008                     39,740,800       38,700,000
                    BB       Ba2     9,000,000      8.45% due 12/01/2008                      8,969,760        9,000,000
                                                 Signature Resorts, Inc.:
                    BB-      B2     10,000,000      9.25% due 5/15/2006                      10,000,000        9,750,000
                    B        B3      5,000,000      9.75% due 10/01/2007                      5,000,000        4,618,750
                                                                                         --------------   --------------
                                                                                             66,709,720       65,016,250



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
March 31, 1999


SCHEDULE OF INVESTMENTS (continued)
                    S&P    Moody's       Face                                                                  Value
Industries         Rating   Rating      Amount                Issue                          Cost            (Note 1a)
Bonds (continued)

Independent                                      The AES Corporation:
Power               B+       Ba1  $ 30,000,000      10.25% due 7/15/2006                 $   30,000,000   $   31,725,000
Producers--3.0%     B+       Ba1    15,000,000      8.375% due 8/15/2007                     14,929,500       14,775,000
                    BB+      Ba2    30,000,000   CE Casecnan Water & Energy Co.,
                                                 11.45% due 11/15/2005                       30,000,000       26,775,000
                    BB       Ba2    45,000,000   Calpine Corporation, 8.75% due
                                                 7/15/2007                                   45,209,972       47,025,000
                    BB       Ba1    10,000,000   ESI Tractebel Acquisition Corp.,
                                                 7.99% due 12/30/2011                        10,000,000        9,707,040
                                                 Midland Funding II:
                    BB       B2     11,250,000      11.75% due 7/23/2005                     11,310,000       12,751,875
                    BB       B2      5,500,000      13.25% due 7/23/2006                      6,002,565        6,781,665
                    BB       Ba2    25,000,000   Monterrey Power SA de CV, 9.625% due
                                                 11/15/2009 (j)                              24,977,680       20,687,500
                                                                                         --------------   --------------
                                                                                            172,429,717      170,228,080

Industrial          CCC+     Caa1    9,500,000   Thermadyne Holdings Corp., 12.426%
Services--0.3%                                   due 6/01/2008 (a)                            5,761,262        4,702,500
                    CCC+     B3     12,000,000   Thermadyne Manufacturing, 9.875%
                                                 due 6/01/2008                               11,905,680       11,190,000
                                                                                         --------------   --------------
                                                                                             17,666,942       15,892,500

Industrials--0.4%   CCC+     B3      3,100,000   American Skiing Co., 12% due 7/15/2006       3,235,625        2,836,500
                    BB+      Ba3    15,000,000   Protection One Alarm Monitoring,
                                                 8.125% due 1/15/2009 (j)                    15,000,000       15,375,000
                                                                                         --------------   --------------
                                                                                             18,235,625       18,211,500

Media &             NR*      NR*    45,500,000   Comtel Brasileira Ltd., 10.75%
Communications--                                 due 9/26/2004 (j)                           44,682,550       38,220,000
International--                                  Globo Comunicacoes e Participacoes,
4.1%                                             Ltd. (j):
                    B+       B2     35,000,000      10.50% due 12/20/2006                    35,172,400       22,662,500
                    B+       B2     10,000,000      10.625% due 12/05/2008                    9,992,000        6,475,000
                                                 Grupo Televisa SA:
                    BB       Ba2     2,500,000      11.375% due 5/15/2003                     2,637,500        2,537,500
                    BB       Ba2    40,000,000      11.875% due 5/15/2006                    43,002,187       41,200,000
                    BB       Ba2    14,000,000      11.369% due 5/15/2008(a)                 11,522,830       11,690,000
                    B+       B2     31,750,000   Impsat Corp., 12.375% due 6/15/2008         30,953,750       28,416,250
                                                 Orion Network Systems, Inc.:
                    B+       B1      4,000,000      11.25% due 1/15/2007                      3,960,000        3,700,000
                    B+       B1     28,000,000      15.857% due 1/15/2007 (a)                16,251,212       17,675,000
                                                 Philippine Long Distance Telephone
                                                 Company:
                    BB+      Ba2     9,600,000      10.625% due 6/02/2004                     9,988,000        9,558,000
                    BB+      Ba2     8,500,000      9.875% due 8/01/2005                      8,512,500        8,200,018
                    BBB-     Ba3    40,000,000   Telefonica de Argentina SA,
                                                 11.875% due 11/01/2004                      38,763,075       43,100,000
                                                                                         --------------   --------------
                                                                                            255,438,004      233,434,268

Metals &            B-       Caa1   20,000,000   AEI Resources Inc., 11.50%
Mining--3.0%                                     due 12/15/2006 (j)                          20,000,000       20,050,000
                    BB       Ba2    15,000,000   Great Central Mines Ltd.,
                                                 8.875% due 4/01/2008                        15,000,000       14,662,500
                    CCC+     B2     50,000,000   Kaiser Aluminum & Chemical Corp.,
                                                 12.75% due 2/01/2003                        51,088,125       48,375,000
                    B        B2     20,000,000   Metals USA Inc., 8.625% due 2/15/2008       19,900,000       18,700,000
                    BB-      Ba3    25,000,000   Murrin Murrin Holdings Property,
                                                 9.375% due 8/31/2007                        24,845,000       22,875,000
                    B        B3     20,000,000   Ormet Corporation, 11% due 8/15/2008 (j)    19,996,250       18,900,000
                    B        B2     30,000,000   P & L Coal Holdings Corp., 9.625% due
                                                 5/15/2008                                   29,914,200       31,462,500
                                                                                         --------------   --------------
                                                                                            180,743,575      175,025,000




Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
March 31, 1999


SCHEDULE OF INVESTMENTS (continued)
                    S&P    Moody's       Face                                                                  Value
Industries         Rating   Rating      Amount                Issue                          Cost            (Note 1a)
Bonds (continued)

Packaging--0.2%     B+       Ba3  $ 10,000,000   Vicap SA, 11.375% due 5/15/2007         $    9,947,000   $    9,250,000

Paper & Forest      CCC+     caa    21,000,000   APP Financial II Mauritius
Products--3.4%                                   Ltd., 12% (h)                               18,425,000        9,922,500
                    CCC+     Caa1   40,000,000   APP International Finance, 11.75%
                                                 due 10/01/2005                              39,716,250       28,713,972
                    B        B3     50,000,000   Ainsworth Lumber Company, 12.50%
                                                 due 7/15/2007++++                           48,849,449       53,250,000
                                                 Container Corporation of America:
                    B-       B2     15,420,000      9.75% due 4/01/2003                      15,433,400       16,229,550
                    B-       B2     13,000,000      11.25% due 5/01/2004                     13,000,000       13,715,000
                    B+       B1     60,000,000   Doman Industries Limited, 8.75%
                                                 due 3/15/2004                               57,006,250       39,000,000
                    CCC+     Caa1   14,500,000   Indah Kiat International Finance,
                                                 12.50% due 6/15/2006                        14,572,500        9,570,000
                    CCC+     Caa1   10,000,000   Pindo Deli Financial Mauritius,
                                                 10.75% due 10/01/2007                        9,969,638        5,525,000
                    CCC+     Caa1   32,500,000   Tjiwa Kimia Finance Mauritius,
                                                 10% due 8/01/2004                           30,977,000       17,468,750
                                                                                         --------------   --------------
                                                                                            247,949,487      193,394,772

Product                                          AmeriServe Food Distributors:
Distribution--      B+       B1     14,000,000      8.875% due 10/15/2006                    14,000,000       12,250,000
1.2%                B-       B3     42,000,000      10.125% due 7/15/2007                    42,000,000       30,240,000
                    B+       B3     10,000,000   Fleming Companies Inc., 10.50%
                                                 due 12/01/2004                               9,941,900        9,400,000
                    CCC      Caa1   25,000,000   US Office Products Co., 9.75%
                                                 due 6/15/2008                               24,920,100       14,625,000
                                                                                         --------------   --------------
                                                                                             90,862,000       66,515,000

Publishing &                                     Hollinger International
Printing--0.9%                                   Publishing, Inc.:
                    BB+      Ba2     5,000,000      8.625% due 3/15/2005                      4,975,000        5,212,500
                    BB-      Ba3    20,000,000      9.25% due 2/01/2006                      19,455,312       20,900,000
                    BB-      Ba3     7,250,000   Primedia, Inc., 7.625% due 4/01/2008         7,208,313        7,213,750
                    BB-      B1     20,000,000   World Color Press Inc., 7.75%
                                                 due 2/15/2009 (j)                           19,660,200       19,700,000
                                                                                         --------------   --------------
                                                                                             51,298,825       53,026,250

Real Estate--       BB-      Ba3    30,000,000   Forest City Enterprises Inc.,
0.5%                                             8.50% due 3/15/2008                         30,213,750       30,187,500

Restaurants--       BB-      NR*    27,000,000   FM 1993A Corp., 9.75% due 11/01/2003        26,216,200       27,945,000
0.6%                D        Ca     15,000,000   Planet Hollywood International,
                                                 12% due 4/01/2005                           15,000,000        3,975,000
                                                                                         --------------   --------------
                                                                                             41,216,200       31,920,000

Specialty           NR*      NR*     3,633,000   Cumberland Farms, Inc., 10.50%
Retailing--0.1%                                  due 10/01/2003                               3,497,015        3,614,835

Steel--4.4%         BB-      Ba2    25,000,000   AK Steel Corp., 9.125% due 12/15/2006       25,056,250       26,500,000
                    NR*      B2     95,000,000   CSN Iron SA, 9.125% due 6/01/2007 (j)       89,758,750       71,012,500
                    BB       B1     20,000,000   Hylsa, SA de CV, 9.25% due 9/15/2007 (j)    19,872,930       15,400,000
                    B-       Caa2   20,000,000   Renco Steel Holdings, 10.875% due
                                                 2/01/2005                                   20,045,700       17,700,000
                    B+       B2     25,000,000   WCI Steel Inc., 10% due 12/01/2004          25,000,000       25,843,750
                    B        B3     25,000,000   WHX Corp., 10.50% due 4/15/2005             25,000,000       24,125,000
                                                 Weirton Steel Corp.:
                    B        B2      3,000,000      11.375% due 7/01/2004                     3,247,500        2,880,000
                    B        B2     23,000,000      10.75% due 6/01/2005                     22,413,750       21,390,000
                    BB-      B2     50,000,000   Wheeling Pittsburgh Corp., 9.25% due
                                                 11/15/2007                                  49,795,675       49,500,000
                                                                                         --------------   --------------
                                                                                            280,190,555      254,351,250



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
March 31, 1999


SCHEDULE OF INVESTMENTS (continued)
                    S&P    Moody's       Face                                                                  Value
Industries         Rating   Rating      Amount                Issue                          Cost            (Note 1a)
Bonds (continued)

Supermarkets--                                   Pueblo Xtra International Inc.:
0.4%                B-       B3   $ 21,075,000      9.50% due 8/01/2003                  $   19,460,250   $   20,152,969
                    B-       B3      3,000,000      Series C, 9.50% due 8/01/2003             2,776,205        2,917,500
                                                                                         --------------   --------------
                                                                                             22,236,455       23,070,469

Telephony--         B-       Caa1    5,500,000   Esprit Telecom Group PLC, 10.875%
Competitive Local                                due 6/15/2008                                5,385,000        5,802,500
Exchange            B        B2     25,000,000   Intermedia Communications Inc.,
Carriers--3.4%                                   8.60% due 6/01/2008                         24,781,875       25,125,000
                    B        B3     29,000,000   Level 3 Communications, 9.125%
                                                 due 5/01/2008                               28,693,300       29,362,500
                    B        B3      3,000,000   Metronet Communications, 12.042% due
                                                 6/15/2008 (a)                                1,693,116        2,332,500
                    B        B3     43,000,000   Nextlink Communications, 9% due
                                                 3/15/2008                                   42,913,140       43,107,500
                                                 RSL Communications PLC:
                    B-       B2     37,000,000      9.125% due 3/01/2008                     37,000,000       36,815,000
                    B-       B2     85,000,000      10.533% due 3/01/2008(a)                 56,101,538       55,675,000
                                                                                         --------------   --------------
                                                                                            196,567,969      198,220,000

Textiles--0.9%      B        B3     25,000,000   Galey & Lord, Inc., 9.125% due
                                                 3/01/2008                                   24,718,750       19,750,000
                    B        B2     18,750,000   Polymer Group Inc., 8.75%
                                                 due 3/01/2008                               18,750,000       19,265,625
                                                 Polysindo International Finance
                                                 Company BV (i):
                    D        Caa3   45,600,000      11.375% due 6/15/2006                    44,674,000       11,514,000
                    D        Caa3   14,250,000      9.375% due 7/30/2007                      9,930,000        3,598,125
                                                                                         --------------   --------------
                                                                                             98,072,750       54,127,750

Transportation--    BB-      NR*    40,000,000   Autopistas del Sol SA, 10.25%
4.8%                                             due 8/01/2009 (j)                           39,935,000       32,200,000
                    CCC      Caa1   20,000,000   Cathay International Ltd., 13%
                                                 due 4/15/2008 (j)                           20,000,000        5,100,000
                    BB-      Ba3    25,000,000   Eletson Holdings, Inc., 9.25%
                                                 due 11/15/2003                              24,472,500       24,250,000
                                                 GS Superhighway Holdings:
                    BB       Ba3    43,000,000      9.875% due 8/15/2004                     37,956,250       21,607,500
                    BB       Ba3    49,000,000      10.25% due 8/15/2007                     47,933,550       23,642,500
                    B+       Ba2    20,000,000   Gearbulk Holding Ltd., 11.25%
                                                 due 12/01/2004                              20,518,750       20,950,000
                    CCC+     B1     40,000,000   Hvide Marine, Inc., 8.375%
                                                 due 2/15/2008                               39,872,500       28,200,000
                    B+       B2     25,000,000   TFM, SA de CV, 11.786% due 6/15/2009(a)     17,291,730       14,875,000
                                                 Transportacion Maritima Mexicana,
                                                 SA de CV:
                    BB-      Ba3    23,000,000      9.25% due 5/15/2003                      19,642,750       19,090,000
                    BB-      Ba3    28,800,000      10% due 11/15/2006                       28,398,500       23,976,000
                    B-       B2     60,606,000   Transtar Holdings LP, 11.892% due
                                                 12/15/2003 (a)                              56,297,028       59,848,425
                                                                                         --------------   --------------
                                                                                            352,318,558      273,739,425

Utilities--4.2%     NR*      NR*    20,000,000   CIA Saneamento Basico, 10% due
                                                 7/28/2005 (j)                               20,000,000       12,800,000
                    BB-      Ba2    10,000,000   Empresa Electric del Norte, 10.50%
                                                 due 6/15/2005 (j)                           10,000,000        6,550,000
                    B+       B2     70,000,000   Espirito Santo-Escelsa, 10% due
                                                 7/15/2007                                   69,476,250       45,675,000
                    BB       NR*    37,000,000   Inversora de Electrica, 9% due
                                                 9/16/2004 (j)                               36,895,000       30,895,000
                    BBB-     Ba3    35,000,000   Metrogas SA, 12% due 8/15/2000              35,031,875       36,137,500
                    NR*      NR*    14,984,717   Sunflower Electric Power Corp.,
                                                 8% due 12/31/2016++                          9,829,550        9,814,990
                    BBB-     Baa3   41,210,400   TransGas de Occidente SA, 9.79% due
                                                 11/01/2010 (j)++                            41,283,990       35,516,071
                                                 Tucson Electric & Power Co.(k)++:
                    NR*      NR*    34,947,781      10.21% due 1/01/2009                     33,168,609       39,764,285
                    NR*      NR*    21,759,590      10.732% due 1/01/2013                    20,606,895       25,548,152
                                                                                         --------------   --------------
                                                                                            276,292,169      242,700,998



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
March 31, 1999


SCHEDULE OF INVESTMENTS (continued)
                    S&P    Moody's       Face                                                                  Value
Industries         Rating   Rating      Amount                Issue                          Cost            (Note 1a)
Bonds (concluded)

Waste               BB       Ba2  $ 25,000,000   Allied Waste North America,
Management--                                     7.625% due 1/01/2006                    $   25,000,000   $   24,375,000
1.0%                NR*      Ca     23,700,000   Mid-American Waste Systems,
                                                 Inc., 12.25% due 2/15/2003 (i)               7,321,905          829,500
                    B+       B2     29,000,000   Safety-Kleen Services, 9.25%
                                                 due 6/01/2008                               29,000,000       30,450,000
                                                                                         --------------   --------------
                                                                                             61,321,905       55,654,500

Wireless            CCC+     B2     13,000,000   Cencall Communications Corporation,
Communications--                                 9.037% due 1/15/2004 (a)                    13,000,000       13,390,000
Domestic Paging &   BB+      A2     43,050,000   Comcast Cellular Holdings, 9.50%
Cellular--4.7%                                   due 5/01/2007                               43,854,525       49,077,000
                    CCC+     B3     10,000,000   Metrocall Inc., 9.75% due 11/01/2007        10,000,000        8,700,000
                    D        C      50,500,000   MobileMedia Communications, 11.58% due
                                                 12/01/2003 (a)(i)                           20,630,116        4,292,500
                                                 Nextel Communications, Inc. (a):
                    B-       B2     40,000,000      11.619% due 8/15/2004                    33,189,564       41,400,000
                    B-       B2     30,000,000      10.147% due 10/31/2007                   20,729,715       21,150,000
                    B-       B2     25,000,000      9.987% due 2/15/2008(j)                  17,112,008       17,656,250
                    CCC+     B3     40,000,000   Nextel Partners Inc., 14% due
                                                 2/01/2009 (a)(j)                            20,786,804       23,200,000
                    NR*      NR*    29,000,000   Pagemart Wireless Inc., 11.25% due
                                                 2/01/2008 (a)                               19,053,355       10,875,000
                    B        B2     70,000,000   Paging Network, Inc., 10% due
                                                 10/15/2008                                  69,756,250       61,600,000
                    NR*      NR*     3,250,000   Pinnacle Holdings Inc., 10%
                                                 due 3/15/2008 (a)                            2,209,115        1,966,250
                    NR*      NR*     5,000,000   SBA Communications Corp., 12.308% due
                                                 3/01/2008 (a)                                3,099,087        3,175,000
                    B-       B3     15,000,000   Western Wireless Corp., 10.50%
                                                 due 2/01/2007                               15,062,500       16,612,500
                                                                                         --------------   --------------
                                                                                            288,483,039      273,094,500

Wireless            BB       Ba2    11,000,000   CTI Holdings SA, 11.50% due
Communications--                                 4/15/2008 (a)                                7,000,674        6,050,000
International       B+       B3     56,472,000   Comunicacion Celular SA, 12.68% due
Paging &                                         3/01/2005 (a)(e)(j)                         44,801,242       37,200,930
Cellular--2.6%      B-       Caa1   26,000,000   McCaw International Ltd., 12.265% due
                                                 4/15/2007 (a)                               18,312,415       15,470,000
                    B-       Caa1   90,000,000   Millicom International Cellular,
                                                 13.39% due 6/01/2006 (a)                    67,939,467       66,937,500
                    B-       Caa1   33,000,000   Nextel International Inc.,
                                                 12.125% due 4/15/2008 (a)                   20,510,660       15,675,000
                    CCC+     Caa1   18,000,000   Telesystem International Wireless
                                                 Inc., 13.151% due 6/30/2007(a)              12,174,562        9,810,000
                                                                                         --------------   --------------
                                                                                            170,739,020      151,143,430

                                                 Total Investments in Bonds--92.2%        6,125,504,473    5,301,228,846



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
March 31, 1999


SCHEDULE OF INVESTMENTS (continued)
                                        Shares                                                                 Value
Industries                               Held                 Issue                          Cost            (Note 1a)
Preferred Stocks

Cable--Domestic--0.3%                  147,905   CSC Holdings Inc. (Series A)++++        $   11,149,159   $   16,935,122

Cable--International--0.5%              25,209   NTL Incorporated (Series B)++++             25,679,607       27,950,479

Conglomerates--0.3%                      3,100   Eagle-Picher Industries (Series B)          17,686,590       16,197,500

Energy--0.0%                           465,596   TCR Holdings (Class B) (Convertible)(k)         27,936           27,936
                                       256,078   TCR Holdings (Class C) (Convertible)(k)         14,340           14,340
                                       675,114   TCR Holdings (Class D) (Convertible)(k)         35,781           35,781
                                     1,396,787   TCR Holdings (Class E) (Convertible)(k)         87,998           87,998
                                                                                         --------------   --------------
                                                                                                166,055          166,055

Financial Services--0.6%             1,230,000   California Federal Bank (Series A)          30,815,000       32,595,000

Product Distribution--0.2%             273,323   Nebco Evans Holding Co.++++                 26,493,029       10,591,266

Publishing & Printing--0.7%            125,000   Primedia, Inc. (Series D)                   12,500,000       12,968,750
                                       292,500   Primedia, Inc. (Series H)                   29,109,500       27,860,625
                                                                                         --------------   --------------
                                                                                             41,609,500       40,829,375

Telephone--Competitive                  13,155   Intermedia Communications Inc.
Local Exchange Carriers--                        (Convertible)++++                           13,489,114       14,141,625
0.2%

Utilities--0.1%                          5,159   Crown Castle International Corp.++++         5,174,900        5,623,310

Wireless Communications--                6,775   Nextel Communications, Inc.
Domestic Paging & Cellular--0.5%                 (Series D)++++                               7,121,510        7,621,875
                                        17,344   Nextel Communications, Inc.
                                                 (Series E)++++                              17,282,145       17,734,240
                                         6,466   Rural Cellular Corp. (Series B)++++          6,363,675        6,401,340
                                                                                         --------------   --------------
                                                                                             30,767,330       31,757,455

                                                 Total Investments in Preferred
                                                 Stocks--3.4%                               203,030,284      196,787,187

Common Stocks

Cable--Domestic--0.0%                    2,887   CS Wireless Systems, Inc.                       20,336            1,444

Cable--International--0.2%             200,000   United International Holdings,
                                                 Inc. (Class A)(i)                            4,249,931        8,675,000

Energy--0.2%                           914,710   Chi Energy Inc. (Series B)                  14,284,292       12,348,585
                                         8,176   Pioneer Natural Resources Co.                  199,648           63,364
                                                                                         --------------   --------------
                                                                                             14,483,940       12,411,949

Entertainment--0.2%                  1,184,150   On Command Corporation(i)                   51,280,002       10,916,383

Gaming--0.0%                           732,105   JCC Holding Company (Class A)                2,928,420        2,470,854

Wireless Communications--              170,421   Nextel Communications, Inc. (Class A)(i)     2,749,981        6,252,320
Domestic Paging & Cellular--0.1%

                                                 Total Investments in Common Stocks--0.7%    75,712,610       40,727,950



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
March 31, 1999


SCHEDULE OF INVESTMENTS (continued)
                                        Shares                                                                 Value
Industries                               Held                 Issue                          Cost            (Note 1a)
Trusts & Warrants

Cable--Domestic--0.0%                  177,500   American Telecasting Inc.
                                                 (Warrants)(b)                           $      413,723   $        2,219
                                        25,000   People's Choice TV Corp.
                                                 (Warrants)(b)                                  140,353           12,625
                                        50,338   Wireless One Inc. (Warrants)(b)              1,063,139              503
                                                                                         --------------   --------------
                                                                                              1,617,215           15,347

Cable--International--0.0%              45,000   UIH Australia/Pacific (Warrants)(b)            540,000           45,000

Computer Services--                      7,000   Splitrock Services Inc. (Warrants)(b)           77,000          420,000
Electronics--0.0%

Energy--0.0%                            74,562   Chi Energy Inc. (Series B)
                                                 (Warrants)(b)                                   74,562          111,843
                                        48,400   Chi Energy Inc. (Series C)
                                                 (Warrants)(b)                                   48,400           72,600
                                                                                         --------------   --------------
                                                                                                122,962          184,443

Entertainment--0.0%                    385,661   On Command Corporation (Warrants)(b)         3,033,504        1,156,983

Gaming--0.0%                             7,550   Goldriver Hotel & Casino Corp.,
                                                 Liquidating Trust (k)                          192,320                0
                                       113,386   Trump Castle Funding, Inc. (Warrants)(b)             0                1
                                                                                         --------------   --------------
                                                                                                192,320                1

Media & Communications--                15,000   Orion Network Systems, Inc.
International--0.0%                              (Warrants)(b)                                  174,450          151,875

Wireless Communications--               57,040   Page Mart Inc. (Warrants)(b)                   236,127          178,250
Domestic Paging & Cellular--0.0%

Wireless Communications--               53,472   Comunicacion Celular SA (Warrants)(b)(j)       109,680           23,394
International Paging &
Cellular--0.0%
                                                 Total Investments in
                                                 Trusts & Warrants--0.0%                      6,103,258        2,175,293

                                       Face
                                      Amount

Short-Term Securities

Commercial Paper***--             $ 59,482,000   General Electric Capital Corp., 5.08%
1.6%                                             due 4/01/1999                               59,482,000       59,482,000
                                    25,000,000   Metropolitan Life Insurance Company,
                                                 4.84% due 4/30/1999                         24,902,528       24,902,528
                                    10,000,000   Xerox Credit Corp., 4.88% due 4/09/1999      9,989,156        9,989,156
                                                                                         --------------   --------------
                                                                                             94,373,684       94,373,684



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
March 31, 1999


SCHEDULE OF INVESTMENTS (continued)
                                         Face                                                                  Value
Industries                              Amount                Issue                          Cost            (Note 1a)
Short-Term Securities

US Government Agency              $25,000,000    Federal Home Loan Mortgage
Obligations***--0.5%                             Corporation, 4.79% due 4/14/1999        $   24,956,757   $   24,956,757

                                                 Total Investments in
                                                 Short-Term Securities--2.1%                119,330,441      119,330,441


Total Investments--98.4%                                                                 $6,529,681,066    5,660,249,717
                                                                                         ==============
Other Assets Less Liabilities--1.6%                                                                           89,884,215
                                                                                                          --------------
Net Assets--100.0%                                                                                        $5,750,133,932
                                                                                                          ==============


 (a)Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Portfolio.
 (b)Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
 (c)Each $1,000 face amount contains one warrant of Splitrock
    Services Inc.
 (d)Each $1,000 face amount contains one warrant of Australis Media
    Ltd.
 (e)Each $1,000 face amount contains one warrant of Comunicacion
    Celular SA.
 (f)Represents an obligation by Jazz Casino Co. LLC to pay a semi-annual amount to the Fund through 11/15/2009. The payments are based upon varying interest rates and the amounts, which may be paid-in-kind, are contingent upon the earnings before income taxes, depreciation and amortization of Jazz Casino Co. LLC on a fiscal year basis.
 (g)Represents a step bond. Coupon payments are paid-in-kind, in which the Portfolio receives additional face at an annual rate of 1.75% until May 15, 2000. Subsequently, the Portfolio will receive cash coupon payments at an annual rate of 15.75% until maturity.
 (h)The security is a perpetual bond and has no definite maturity date.
 (i)Non-income producing security.
 (j)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
 (k)Restricted securities as to resale. The value of the Portfolio's investments in restricted securities was approximately $101,658,000, representing 1.8% of net assets.

                                                        Acquisition        Value
    Issue                                  Date(s)          Cost         (Note 1a)

    Goldriver Hotel & Casino Corp.,      8/31/1992-
      Liquidating Trust                  11/17/1992   $    192,320     $         0
    TCR Holdings (Class B)
      (Convertible Preferred)            12/10/1998         27,936          27,936
    TCR Holdings (Class C)
      (Convertible Preferred)            12/10/1998         14,340          14,340
    TCR Holdings (Class D)
      (Convertible Preferred)            12/10/1998         35,781          35,781
    TCR Holdings (Class E)
      (Convertible Preferred)            12/10/1998         87,998          87,998
    TransAmerican Refining
      Corporation, 13% due 12/15/2002    12/09/1997     35,640,000      36,180,000
    Tucson Electric & Power Co.:
      10.21% due 1/01/2009               7/27/1993-
                                           4/15/1998    33,168,609      39,764,285
      10.732% due 1/01/2013              7/16/1993-
                                          10/06/1998    20,606,895      25,548,152
                                                     -------------    ------------
    Total                                            $  89,773,879    $101,658,492
                                                     =============    ============

   *Not Rated.
  **Industry classifications for convertible bonds are: (1) Health
    Services; (2) Transportation Services.
 ***Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
  ++Subject to principal paydowns.
++++Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.


    See Notes to Financial Statements.


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
March 31, 1999


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of March 31, 1999
Assets:             Investments, at value (identified cost--$6,529,681,066) (Note 1a)                     $5,660,249,717
                    Receivables:
                      Interest                                                         $   127,126,807
                      Securities sold                                                       18,829,481
                      Capital shares sold                                                    3,837,573
                      Dividends                                                              3,671,280
                      Paydowns                                                                  98,387       153,563,528
                                                                                        --------------
                    Prepaid registration fees and other assets (Note 1e)                                         871,973
                                                                                                          --------------
                    Total assets                                                                           5,814,685,218
                                                                                                          --------------

Liabilities:        Payables:
                      Capital shares redeemed                                               27,113,758
                      Dividends to shareholders (Note 1f)                                   19,864,972
                      Securities purchased                                                  10,463,249
                      Distributor (Note 2)                                                   2,943,064
                      Investment adviser (Note 2)                                            2,001,944        62,386,987
                                                                                        --------------
                    Accrued expenses and other liabilities                                                     2,164,299
                                                                                                          --------------
                    Total liabilities                                                                         64,551,286
                                                                                                          --------------

Net Assets:         Net assets                                                                            $5,750,133,932
                                                                                                          ==============

Net Assets          Class A Common Stock, $0.10 par value, 500,000,000
Consist of:         shares authorized                                                                      $  12,906,758
                    Class B Common Stock, $0.10 par value, 1,500,000,000
                    shares authorized                                                                         57,097,586
                    Class C Common Stock, $0.10 par value, 200,000,000
                    shares authorized                                                                          6,549,556
                    Class D Common Stock, $0.10 par value, 500,000,000
                    shares authorized                                                                          5,799,036
                    Paid-in capital in excess of par                                                       6,603,231,934
                    Accumulated distributions in excess of investment
                    income--net (Note 1f)                                                                     (1,727,238)
                    Accumulated realized capital losses on investments--net                                  (64,292,351)
                    Unrealized depreciation on investments--net                                             (869,431,349)
                                                                                                          --------------
                    Net assets                                                                            $5,750,133,932
                                                                                                          ==============

Net Asset           Class A--Based on $900,933,101 and 129,067,583
Value:                       shares outstanding                                                           $         6.98
                                                                                                          ==============
                    Class B--Based on $3,986,564,156 and 570,975,858
                             shares outstanding                                                           $         6.98
                                                                                                          ==============
                    Class C--Based on $457,588,051 and 65,495,555
                             shares outstanding                                                           $         6.99
                                                                                                          ==============
                    Class D--Based on $405,048,624 and 57,990,361
                             shares outstanding                                                           $         6.98
                                                                                                          ==============


                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
March 31, 1999



FINANCIAL INFORMATION (continued)

Statement of Operations for the Six Months Ended March 31, 1999
Investment          Interest and discount earned                                                          $  329,425,860
Income              Dividends                                                                                  9,982,175
(Note 1d):          Other                                                                                      3,055,258
                                                                                                          --------------
                    Total income                                                                             342,463,293
                                                                                                          --------------

Expenses:           Account maintenance and distribution fees--Class B (Note 2)         $   15,734,736
                    Investment advisory fees (Note 2)                                       12,326,210
                    Account maintenance and distribution fees--Class C (Note 2)              2,005,682
                    Transfer agent fees--Class B (Note 2)                                    2,005,002
                    Account maintenance fees--Class D (Note 2)                                 516,806
                    Transfer agent fees--Class A (Note 2)                                      373,110
                    Transfer agent fees--Class C (Note 2)                                      249,207
                    Accounting services (Note 2)                                               219,425
                    Printing and shareholder reports                                           180,319
                    Transfer agent fees--Class D (Note 2)                                      168,662
                    Custodian fees                                                              87,643
                    Registration fees (Note 1e)                                                 80,271
                    Professional fees                                                           57,937
                    Directors' fees and expenses                                                14,542
                    Pricing fees                                                                13,218
                    Other                                                                       40,250
                                                                                        --------------
                    Total expenses                                                                            34,073,020
                                                                                                          --------------
                    Investment income--net                                                                   308,390,273
                                                                                                          --------------

Realized &          Realized loss on investments--net                                                        (60,509,428)
Unrealized Gain     Change in unrealized depreciation on investments--net                                    124,773,619
(Loss) on                                                                                                 --------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                  $  372,654,464
(Notes 1b, 1d & 3):                                                                                       ==============


                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
March 31, 1999


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                          For the Six         For the
                                                                                          Months Ended      Year Ended
                                                                                            March 31,      September 30,
Increase (Decrease) in Net Assets:                                                            1999              1998
Operations:         Investment income--net                                              $  308,390,273    $  684,885,587
                    Realized gain (loss) on investments--net                               (60,509,428)      157,220,808
                    Change in unrealized appreciation/depreciation
                    on investments--net                                                    124,773,619    (1,302,774,162)
                                                                                        --------------    --------------
                    Net increase (decrease) in net assets resulting
                    from operations                                                        372,654,464      (460,667,767)
                                                                                        --------------    --------------
Dividends &         Investment income--net:
Distributions to      Class A                                                              (49,520,863)     (100,823,273)
Shareholders          Class B                                                             (211,771,335)     (477,061,317)
(Note 1f):            Class C                                                              (25,182,259)      (58,977,217)
                      Class D                                                              (21,915,816)      (48,023,780)
                    Realized gains on investments--net:
                      Class A                                                              (19,594,207)       (6,089,227)
                      Class B                                                              (89,768,675)      (32,962,441)
                      Class C                                                              (10,754,947)       (4,011,904)
                      Class D                                                               (8,755,391)       (3,027,610)
                                                                                        --------------    --------------
                    Net decrease in net assets resulting from
                    dividends and distributions to
                    shareholders                                                          (437,263,493)     (730,976,769)
                                                                                        --------------    --------------
Capital Share       Net decrease in net assets derived from capital
Transactions        share transactions                                                    (558,175,350)     (111,186,550)
(Note 4):                                                                               --------------    --------------


Net Assets:         Total decrease in net assets                                          (622,784,379)   (1,302,831,086)
                    Beginning of period                                                  6,372,918,311     7,675,749,397
                                                                                        --------------    --------------
                    End of period                                                       $5,750,133,932    $6,372,918,311
                                                                                        ==============    ==============

                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
March 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                        Class A
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                             March 31,         For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                        1999       1998         1997++       1996++       1995
Per Share           Net asset value,
Operating           beginning of period                   $     7.05   $     8.29   $     7.93   $     7.80   $     7.66
Performance:                                              ----------   ----------   ----------   ----------   ----------
                    Investment income--net                       .38          .75          .74          .75          .81
                    Realized and unrealized gain
                    (loss) on investments--net                   .08        (1.19)         .36          .14          .14
                                                          ----------   ----------   ----------   ----------   ----------
                    Total from investment operations             .46         (.44)        1.10          .89          .95
                                                          ----------   ----------   ----------   ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                    (.38)        (.75)        (.74)        (.76)        (.81)
                      In excess of investment income--net         --           --           --           --++++       --
                      Realized gain on investments--net         (.15)        (.05)          --           --           --
                                                          ----------   ----------   ----------   ----------   ----------
                    Total dividends and distributions           (.53)        (.80)        (.74)        (.76)        (.81)
                                                          ----------   ----------   ----------   ----------   ----------
                    Net asset value, end of period        $     6.98   $     7.05   $     8.29   $     7.93   $     7.80
                                                          ==========   ==========   ==========   ==========   ==========

Total Investment    Based on net asset value per share         6.72%+++    (5.98%)      14.58%       11.95%       13.27%
Return:**                                                 ==========   ==========   ==========   ==========   ==========

Ratios to Average   Expenses                                    .51%*        .49%         .51%         .51%         .55%
Net Assets:                                               ==========   ==========   ==========   ==========   ==========
                    Investment income--net                    10.85%*       9.40%        9.23%        9.57%       10.70%
                                                          ==========   ==========   ==========   ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                        $  900,933   $  922,820   $1,044,799   $  947,479   $  902,321
                                                          ==========   ==========   ==========   ==========   ==========
                    Portfolio turnover                         7.14%       41.97%       38.58%       32.44%       24.58%
                                                          ==========   ==========   ==========   ==========   ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding.
                ++++Amount is less than $.01 per share.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
March 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                      Class B
The following per share data and ratios have been derived   For the Six
from information provided in the financial statements.      Months Ended
                                                             March 31,         For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                        1999       1998         1997++       1996++       1995
Per Share           Net asset value,
Operating           beginning of period                   $     7.05   $     8.30   $     7.93   $     7.80   $     7.66
Performance:                                              ----------   ----------   ----------   ----------   ----------
                    Investment income--net                       .35          .69          .68          .69          .75
                    Realized and unrealized gain
                    (loss) on investments--net                   .08        (1.20)         .37          .15          .14
                                                          ----------   ----------   ----------   ----------   ----------
                    Total from investment operations             .43         (.51)        1.05          .84          .89
                                                          ----------   ----------   ----------   ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                    (.35)        (.69)        (.68)        (.71)        (.75)
                      In excess of investment income--net         --           --           --           --++++       --
                      Realized gain on investments--net         (.15)        (.05)          --           --           --
                                                          ----------   ----------   ----------   ----------   ----------
                    Total dividends and distributions           (.50)        (.74)        (.68)        (.71)        (.75)
                                                          ----------   ----------   ----------   ----------   ----------
                    Net asset value, end of period        $     6.98   $     7.05   $     8.30   $     7.93   $     7.80
                                                          ==========   ==========   ==========   ==========   ==========

Total Investment    Based on net asset value per share         6.32%+++    (6.80%)      13.86%       11.11%       12.41%
Return:**                                                 ==========   ==========   ==========   ==========   ==========

Ratios to Average   Expenses                                   1.28%*       1.25%        1.27%        1.28%        1.32%
Net Assets:                                               ==========   ==========   ==========   ==========   ==========
                    Investment income--net                    10.09%*       8.63%        8.46%        8.80%        9.81%
                                                          ==========   ==========   ==========   ==========   ==========
Supplemental        Net assets, end of period
Data:               (in thousands)                        $3,986,564   $4,469,452   $5,495,488   $4,250,539   $3,220,767
                                                          ==========   ==========   ==========   ==========   ==========
                    Portfolio turnover                         7.14%       41.97%       38.58%       32.44%       24.58%
                                                          ==========   ==========   ==========   ==========   ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding.
                ++++Amount is less than $.01 per share.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
March 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                      Class C
                                                                                                               For the
                                                             For the                                            Period
The following per share data and ratios have been derived   Six Months                For the                  Oct. 21,
from information provided in the financial statements.        Ended                  Year Ended              1994++++ to
                                                            March 31,              September 30,              Sept. 30,
Increase (Decrease) in Net Asset Value:                        1999       1998        1997++        1996++       1995
                    <S.
Per Share           Net asset value,
Operating           beginning of period                   $     7.06   $     8.30   $     7.94   $     7.81   $     7.59
Performance:                                              ----------   ----------   ----------   ----------   ----------
                    Investment income--net                       .35          .69          .68          .68          .71
                    Realized and unrealized gain
                    (loss) on investments--net                   .08        (1.19)         .36          .15          .22
                                                          ----------   ----------   ----------   ----------   ----------
                    Total from investment operations             .43         (.50)        1.04          .83          .93
                                                          ----------   ----------   ----------   ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                   ( .35)        (.69)        (.68)        (.70)        (.71)
                      In excess of investment income--net         --           --           --           --+++++      --
                      Realized gain on investments--net         (.15)        (.05)          --           --           --
                                                          ----------   ----------   ----------   ----------   ----------
                    Total dividends and distributions           (.50)        (.74)        (.68)        (.70)        (.71)
                                                          ----------   ----------   ----------   ----------   ----------
                    Net asset value, end of period        $     6.99   $     7.06   $     8.30   $     7.94   $     7.81
                                                          ==========   ==========   ==========   ==========   ==========

Total Investment    Based on net asset value per share         6.30%+++    (6.72%)      13.66%       11.05%       12.92%+++
Return:**                                                 ==========   ==========   ==========   ==========   ==========

Ratios to Average   Expenses                                   1.33%*       1.31%        1.32%        1.33%        1.38%*
Net Assets:                                               ==========   ==========   ==========   ==========   ==========
                    Investment income--net                    10.04%*       8.58%        8.39%        8.73%        9.06%*
                                                          ==========   ==========   ==========   ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                        $  457,588   $  550,482   $  638,626   $  362,518   $  135,019
                                                          ==========   ==========   ==========   ==========   ==========
                    Portfolio turnover                         7.14%       41.97%       38.58%       32.44%       24.58%
                                                          ==========   ==========   ==========   ==========   ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding.
                ++++Commencement of operations.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
March 31, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                      Class D
                                                                                                               For the
                                                             For the                                            Period
The following per share data and ratios have been derived   Six Months                For the                  Oct. 21,
from information provided in the financial statements.        Ended                  Year Ended              1994++++ to
                                                            March 31,              September 30,              Sept. 30,
Increase (Decrease) in Net Asset Value:                        1999       1998        1997++        1996++       1995
Per Share           Net asset value,
Operating           beginning of period                   $     7.05   $     8.30   $     7.94   $     7.80   $     7.59
Performance:                                              ----------   ----------   ----------   ----------   ----------
                    Investment income--net                       .37          .73          .72          .72          .75
                    Realized and unrealized gain
                    (loss) on investments--net                   .08        (1.20)         .36          .16          .21
                                                          ----------   ----------   ----------   ----------   ----------
                    Total from investment operations             .45         (.47)        1.08          .88          .96
                                                          ----------   ----------   ----------   ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                    (.37)        (.73)        (.72)        (.74)        (.75)
                      In excess of investment income--net         --           --           --           --+++++      --
                      Realized gain on investments--net         (.15)        (.05)          --           --           --
                                                          ----------   ----------   ----------   ----------   ----------
                    Total dividends and distributions           (.52)        (.78)        (.72)        (.74)        (.75)
                                                          ----------   ----------   ----------   ----------   ----------
                    Net asset value, end of period        $     6.98   $     7.05   $     8.30   $     7.94   $     7.80
                                                          ==========   ==========   ==========   ==========   ==========
Total Investment    Based on net asset value per share         6.59%+++    (6.32%)      14.29%       11.82%       13.37%+++
Return:**                                                 ==========   ==========   ==========   ==========   ==========

Ratios to Average   Expenses                                    .76%*        .74%         .76%         .76%         .81%*
Net Assets:                                               ==========   ==========   ==========   ==========   ==========
                    Investment income--net                    10.60%*       9.14%        8.95%        9.30%        9.70%*
                                                          ==========   ==========   ==========   ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                        $  405,049  $   430,164   $  496,836   $  267,687   $  102,676
                                                          ==========   ==========   ==========   ==========   ==========
                    Portfolio turnover                         7.14%       41.97%       38.58%       32.44%       24.58%
                                                          ==========   ==========   ==========   ==========   ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding.
                ++++Commencement of operations.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
March 31, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
High Income Portfolio (the "Portfolio") is one of three portfolios in Merrill Lynch Corporate Bond Fund, Inc. (the "Fund") which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Portfolio has offered four classes of shares under the Merrill Lynch Select Pricing SM System. Since March 24, 1998, shares of the Portfolio have no longer been available for purchase (or exchange), except under the following circumstances: shareholders of the Portfolio may continue to elect to have dividends and distributions paid on shares of the Portfolio reinvested in additional shares of the Portfolio; certain participants in employer-sponsored retirement or savings plans, including eligible 401(k) plans will continue to be permitted to purchase shares of the Portfolio through such plans; and shares of the Portfolio will continue to be available for purchase by participants in certain fee-based programs, such as the Mutual Fund Advisor program administered by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch & Co. ("ML & Co."). In addition, shares of the Portfolio will continue to be available for purchase in single transactions over $1,000,000. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean of the most recent bid and ask prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
March 31, 1999


Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund which may use a matrix system for valuations.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for post-October losses.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee with respect to the Portfolio based upon the aggregate average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $250 million; 0.50% of average daily net assets in excess of $250 million but not exceeding $500 million; 0.45% of average daily net assets in excess of $500 million but not exceeding $750 million; and 0.40% of average daily net assets in excess of $750 million. For the six months ended March 31, 1999, the aggregate average daily net assets of the Fund's three Portfolio's was approximately $8,110,592,000.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Portfolio as follows:

                                     Account     Distribution
                                 Maintenance Fee      Fee

Class B                               0.25%          0.50%
Class C                               0.25%          0.55%
Class D                               0.25%           --

Pursuant to a sub-agreement with the Distributor, MLPF&S, a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
March 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


For the six months ended March 31, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Portfolio's Class A and Class D Shares as follows:

                                        MLFD            MLPF&S

Class A                                $8,144          $74,300
Class D                                $5,867          $57,334

For the six months ended March 31, 1999, MLPF&S received contingent deferred sales charges of $4,542,078 and $66,582 relating to transactions in Class B and Class C Shares of the Portfolio, respectively, and front-end sales charge waivers of $33,000 relating to transactions in Class A Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the six months ended March 31, 1999, the Portfolio paid
Merrill Lynch Security Pricing Service, an affiliate of MLPF&S,
$12,644 for security price quotations to compute the net asset value of the Portfolio.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLFD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 1999 were $413,744,448 and $1,071,287,121, respectively.

Net realized gains (losses) for the six months ended March 31, 1999 and net unrealized losses as of March 31, 1999 were as follows:

                                     Realized
                                      Gains           Unrealized
                                     (Losses)           Losses

Long-term investments            $(60,511,097)     $ (869,431,349)
Short-term investments                  1,669                  --
                                 ------------      --------------
Total                            $(60,509,428)     $ (869,431,349)
                                 ============      ==============

As of March 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $869,431,349, of which $158,901,283 related to appreciated securities and $1,028,332,632 related to depreciated securities. The aggregate cost of investments at March 31, 1999 for Federal income tax purposes was $6,529,681,066.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $558,175,350 and $111,186,550 for the six months ended March 31, 1999 and for the year ended September 30, 1998, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                       Dollar
Ended March 31, 1999                  Shares            Amount

Shares sold                        25,212,697      $  177,479,062
Shares issued to shareholders
in reinvestment of dividends
and distributions                   3,827,336          26,576,265
                                -------------      --------------
Total issued                       29,040,033         204,055,327
Shares redeemed                   (30,894,177)       (216,672,285)
                                -------------      --------------
Net decrease                       (1,854,144)     $  (12,616,958)
                                =============      ==============


Class A Shares for the Year                             Dollar
Ended September 30, 1998              Shares            Amount

Shares sold                        37,248,132      $  300,632,499
Shares issued to shareholders
in reinvestment of dividends
and distributions                   4,991,792          39,932,897
                                -------------      --------------
Total issued                       42,239,924         340,565,396
Shares redeemed                   (37,279,139)       (293,764,069)
                                -------------      --------------
Net increase                        4,960,785      $   46,801,327
                                =============      ==============


Class B Shares for the Six Months                       Dollar
Ended March 31, 1999                  Shares            Amount

Shares sold                        24,003,444      $  167,852,952
Shares issued to shareholders
in reinvestment of dividends
and distributions                  20,491,933         142,304,786
                                -------------      --------------
Total issued                       44,495,377         310,157,738
Automatic conversion of
shares                             (1,627,498)        (11,342,659)
Shares redeemed                  (105,803,592)       (736,369,667)
                                -------------      --------------
Net decrease                      (62,935,713)     $ (437,554,588)
                                =============      ==============


Class B Shares for the Year                             Dollar
Ended September 30, 1998              Shares            Amount

Shares sold                       105,658,317      $  861,469,852
Shares issued to shareholders
in reinvestment of dividends
and distributions                  26,492,259         212,040,844
                                -------------      --------------
Total issued                      132,150,576       1,073,510,696
Automatic conversion of
shares                             (2,243,101)        (18,085,780)
Shares redeemed                  (158,335,084)     (1,243,554,133)
                                -------------      --------------
Net decrease                      (28,427,609)     $ (188,129,217)
                                =============      ==============


Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
March 31, 1999


Class C Shares for the Six Months                       Dollar
Ended March 31, 1999                  Shares            Amount

Shares sold                         3,258,097      $   22,903,805
Shares issued to shareholders
in reinvestment of dividends
anddistributions                    2,958,720          20,553,123
                                -------------      --------------
Total issued                        6,216,817          43,456,928
Shares redeemed                   (18,745,365)       (130,698,690)
                                -------------      --------------
Net decrease                      (12,528,548)     $  (87,241,762)
                                =============      ==============


Class C Shares for the Year                             Dollar
Ended September 30, 1998              Shares            Amount

Shares sold                        24,007,667      $  196,182,886
Shares issued to shareholders
in reinvestment of dividends
and distributions                   4,036,571          32,326,933
                                -------------      --------------
Total issued                       28,044,238         228,509,819
Shares redeemed                   (26,939,585)       (212,824,675)
                                -------------      --------------
Net increase                        1,104,653      $   15,685,144
                                =============      ==============


Class D Shares for the Six Months                       Dollar
Ended March 31, 1999                  Shares            Amount

Shares sold                         5,167,385      $   36,078,104
Automatic conversion of
shares                              1,626,113          11,342,659
Shares issued to shareholders
in reinvestment of dividends
and distributions                   2,313,064          16,079,741
                                -------------      --------------
Total issued                        9,106,562          63,500,504
Shares redeemed                   (12,103,570)        (84,262,546)
                                -------------      --------------
Net decrease                       (2,997,008)     $  (20,762,042)
                                =============      ==============


Class D Shares for the Year                             Dollar
Ended September 30, 1998              Shares            Amount

Shares sold                        17,388,402      $  141,752,082
Automatic conversion of
shares                              2,241,712          18,085,780
Shares issued to shareholders
in reinvestment of dividends
and distributions                   3,165,204          25,339,375
                                -------------      --------------
Total issued                       22,795,318         185,177,237
Shares redeemed                   (21,664,714)       (170,721,041)
                                -------------      --------------
Net increase                        1,130,604      $   14,456,196
                                =============      ==============



Merrill Lynch Corporate Bond Fund, Inc., High Income Portfolio
March 31, 1999


OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Christopher G. Ayoub, Senior Vice President
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President and Treasurer


Gerald M. Richard, Treasurer and Philip M. Mandel, Secretary of Merrill Lynch Corporate Bond Fund, Inc. have recently retired. Their colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard and Mr. Mandel well in their retirements.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



MERRILL LYNCH CORPORATE BOND FUND, INC.
INVESTMENT GRADE PORTFOLIO & INTERMEDIATE TERM PORTFOLIO
STARTS HERE



INVESTMENT GRADE
PORTFOLIO &
INTERMEDIATE
TERM PORTFOLIO

Merrill Lynch
Corporate Bond Fund, Inc.



FUND LOGO




Semi-Annual Report

March 31, 1999





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.







Merrill Lynch
Corporate Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




Investment Grade Portfolio & Intermediate Term Portfolio


TO OUR SHAREHOLDERS


During the three-month period ended March 31, 1999, the US fixed-income markets continued to exhibit a considerable degree of price volatility. Early in the March quarter, the forward momentum of the domestic economy, led by the strength in the consumer sector and the impressive rebound of the stock market from the October sell-off, dampened investor enthusiasm. The release of November's Federal Open Market Committee meeting minutes heightened concerns, since the Committee shifted monetary policy from an easing bias to a neutral posture. Investors interpreted this as a sign that the Federal Reserve Board may now be more worried about the strength of the domestic economy and its long-term inflationary impact. As expected, the front end of the yield curve reacted immediately, with the greatest initial impact in the one-year-five-year sector. Although Federal Reserve Board Chairman Alan Greenspan, as usual, gave little indication of future monetary policy in his February Humphrey-Hawkins testimony, investors chose to focus on the more cautious portions of his presentation. Additionally, the Treasury market was negatively impacted by the recent spike in long-term Japanese bond yields and the concern that some Japanese investors would seek to reduce their US dollar exposure.

By early March, investor sentiment became more positive as economic releases indicated that the US economy was not growing at a pace that would create resource shortages or inflationary pressures. Accordingly, interest rates retraced a portion of their February increase as investors sought to reinvest at the higher prevailing yields. However, the rally was short-lived as investors once again pushed interest rates higher in reaction to evidence that the domestic economy was re-accelerating. Furthermore, inflationary concerns heightened following the recent run-up in the price of oil as the Organization of Petroleum Exporting Countries appeared to reach a preliminary agreement on production levels. By the end of March, the yield curve had steepened dramatically, with yields on the two-year, five-year, ten-year and 30-year Treasury issues rising by approximately 40 basis points (0.40%), 60 basis points, 60 basis points and 55 basis points, respectively.


Portfolio Strategy
Throughout the quarter ended March 31, 1999, we maintained the duration of the Investment Grade Portfolio and Intermediate Term Portfolio in the range of 5.8 years--6.0 years and 4.0 years--4.3 years, respectively. This was within reasonable proximity to the duration of each Portfolio's benchmark index, the unmanaged Merrill Lynch Corporate Master Index and the unmanaged Merrill Lynch Corporate BBB 5-10 Year Index, respectively. We believe this strategy was appropriate given the amount of interest rate volatility. Furthermore, factors such as a strong economy and employment pressures greatly influenced interest rate expectations. We tracked the benchmarks' duration closely in an effort to enhance total returns.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1999


We also sought to benefit total returns through sector allocations as we concentrated on increasing our holdings of issues with a spread to US Treasury securities while simultaneously reducing the Portfolios' positions in Treasury and agency securities. It was our belief that corporate bond yields would continue to compress toward Treasury yields, since the economy's strength should sustain corporate profitability. We believed that investors would continue to build the income component of their portfolio, and that issues with a spread to US Treasury securities would remain in demand. We earmarked the higher-quality corporate bonds, securities backed by home equity loans, and commercial mortgage-backed securities as well as mortgage-backed securities. As part of our strategy, we emphasized higher-coupon issues in the corporate arena to build a yield advantage that would help offset some price erosion should interest rates begin to trend higher. Additionally, we limited our corporate bond investments to only the larger, more liquid issues and continued to avoid those industries where we believed bid/offer relationships were too wide.

Relative to the benchmark unmanaged Merrill Lynch Corporate Master Index, the Investment Grade Portfolio was overweighted in cable/media companies, the gaming/lodging/leisure area, service providers, information technology companies and Yankee corporate bonds. With respect to the benchmark unmanaged Merrill Lynch Corporate BBB5-10 Year Index, Intermediate Term Portfolio was overweighted in electric utilities, real estate investment trusts, beverage/bottling companies, food processors, cable/media companies, airlines, the gaming/lodging/leisure area, information technology companies and Yankee corporate bonds. On the other hand, underweighted positions within Investment Grade Portfolio included securities firms, chemical producers, metals/mining companies, the paper/forest product area and Canadian sovereign bonds and corporate bonds. Underweighted positions within Intermediate Term Portfolio included supranationals, life insurers, the securities firms, the gas and pipeline area, chemical producers, metals/mining companies, the paper/forest product area and Canadian and Yankee sovereign bonds and corporate bonds.

We expect to maintain these investment strategies in the upcoming quarter. We do not believe that the Federal Reserve Board will tighten monetary policy. In response to the recent spike in interest rates, we extended each Portfolio's duration, since we believe interest rates may trend downward during the next several months. We would continue this strategy if interest rates were to reverse course and temporarily resume their upward trend. With respect to sector allocation, we are currently looking at cyclical industries for good relative value and mortgage-backed, collateralized mortgage-backed and asset-backed securities for continued diversification and attractive levels of income.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1999


In Conclusion
We appreciate your ongoing investment in Investment Grade and Intermediate Term Portfolios of Merrill Lynch Corporate Bond Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Christopher G. Ayoub)
Christopher G. Ayoub
Senior Vice President and Portfolio Manager




May 13, 1999



After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Merrill Lynch Corporate Bond Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.






Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1999


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees for Investment Grade Portfolio. Intermediate Term Portfolio incurs a maximum initial sales charge (front-end load) of 1% and bears no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year for Investment Grade Portfolio. Intermediate Term Portfolio is subject to a maximum contingent deferred sales charge of 1% if redeemed within one year of purchase. In addition, Investment Grade Portfolio is subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. Intermediate Term Portfolio is subject to a 0.25% distribution fee and a 0.25% account maintenance fee. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% for Investment Grade Portfolio. Intermediate Term Portfolio is subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee) for Investment Grade Portfolio. Intermediate Term Portfolio incurs a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent Performance Results*
                                                                              Ten Years/      Standardized
                                                 12 Month       3 Month    Since Inception    30-Day Yield
                                               Total Return   Total Return   Total Return    As of 3/31/99
Investment Grade Portfolio Class A Shares**        +5.78%       -0.71%         +130.37%          5.85%
Investment Grade Portfolio Class B Shares**        +4.98        -0.89          +113.49           5.33
Investment Grade Portfolio Class C Shares**        +4.92        -0.99          + 38.45           5.28
Investment Grade Portfolio Class D Shares**        +5.52        -0.86          + 41.98           5.61
Intermediate Term Portfolio Class A Shares***      +5.71        -0.13          +127.14           5.69
Intermediate Term Portfolio Class B Shares***      +5.07        -0.25          + 48.83           5.23
Intermediate Term Portfolio Class C Shares***      +5.16        -0.16          + 38.39           5.23
Intermediate Term Portfolio Class D Shares***      +5.51        -0.15          + 41.02           5.59

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
 **The Portfolio's ten-year/since inception periods are Class A &
   Class B Shares, ten years ended 3/31/99 and Class C & Class D Shares, from 10/21/94 to 3/31/99.
***The Portfolio's ten-year/since inception periods are: Class A
   Shares, for the ten years ended 3/31/99; Class B Shares, from 11/13/92 to 3/31/99; and Class C & Class D Shares, from 10/21/94 to 3/31/99.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1999


PERFORMANCE DATA (concluded)


Average Annual Total Return--Investment Grade Portfolio


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/99                         +5.78%         +1.55%
Five Years Ended 3/31/99                   +7.14          +6.26
Ten Years Ended 3/31/99                    +8.70          +8.26

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/99                         +4.98%         +1.00%
Five Years Ended 3/31/99                   +6.32          +6.32
Ten Years Ended 3/31/99                    +7.88          +7.88

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 3/31/99                         +4.92%         +3.93%
Inception (10/21/94)
through 3/31/99                            +7.60          +7.60

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/99                         +5.52%         +1.30%
Inception (10/21/94)
through 3/31/99                            +8.21          +7.22

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Average Annual Total Return--Intermediate Term Portfolio


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/99                         +5.71%         +4.65%
Five Years Ended 3/31/99                   +7.06          +6.85
Ten Years Ended 3/31/99                    +8.55          +8.44

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/99                         +5.07%         +4.08%
Five Years Ended 3/31/99                   +6.51          +6.51
Inception (11/13/92)
through 3/31/99                            +6.43          +6.43

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 3/31/99                         +5.16%         +4.17%
Inception (10/21/94)
through 3/31/99                            +7.59          +7.59

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/99                         +5.51%         +4.45%
Inception (10/21/94)
through 3/31/99                            +8.05          +7.80

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1999


SCHEDULE OF INVESTMENTS

                    S&P   Moody's     Face                                                                     Value
Industries         Rating  Rating    Amount            Issue                                   Cost          (Note 1a)

Bonds & Notes                                                                             Investment Grade Portfolio
US Government                                 US Treasury Bonds & Notes:
Obligations--1.2%  AAA     Aaa   $ 3,000,000      5.50% due 3/31/2000                   $    2,998,242    $    3,017,820
                   AAA     Aaa    10,000,000      5.50% due 5/31/2000                       10,065,625        10,062,500
                   AAA     Aaa     1,250,000      5.25% due 8/15/2003                        1,298,535         1,252,150
                   AAA     Aaa     4,000,000      4.25% due 11/15/2003                       3,961,563         3,850,640
                   AAA     Aaa     1,750,000      4.75% due 11/15/2008                       1,694,492         1,685,740
                                                                                        --------------    --------------
                                                                                            20,018,457        19,868,850

Asset-Backed                                  Aames Mortgage Trust:
Securities**--     AAA     Aaa    15,000,000      6.46% due 5/15/2028                       14,995,313        15,075,000
7.4%               AAA     Aaa     4,000,000      5.912% due 9/15/2028                       4,000,000         4,004,240
                   NR*     Baa2    2,000,000  Bistro Trust 1998-1000,
                                                  6.58% due 3/26/2001 (a)                    1,999,920         1,958,600
                   AAA     Aaa    10,000,000  Citibank Credit Card Master Trust
                                                  I, 5.12% due 12/10/2008 (b)                9,996,100         9,949,500
                   AAA     Aaa     5,000,000  Contimortgage Home Equity Loan Trust,
                                                  5.84% due 5/15/2016                        4,998,955         5,006,800
                   NR*     Aaa     5,000,000  DLJ Commercial Mortgage Corp.,
                                                  6.46% due 1/10/2009                        5,074,219         5,049,650
                   AAA     Aaa       760,000  EQCC Home Equity Loan Trust, 6.229% due
                                                  3/15/2013                                    766,086           764,834
                   A       A3      9,000,000  First Dominion Funding I, 5.71% due
                                                  7/10/2013 (a)(b)                           8,966,133         8,502,188
                   AAA     Aaa    12,000,000  IMC Home Equity Loan Trust, 6.36% due
                                                  8/20/2022                                 11,997,673        12,094,320
                                              The Money Store Home Equity Trust:
                   AAA     Aaa    11,000,000      6.13% due 12/15/2000                      11,000,000        11,033,990
                   AAA     Aaa     7,645,000      6.04% due 8/15/2017                        7,658,140         7,663,042
                   AAA     Aaa     8,850,000      6.225% due 9/15/2023                       8,848,685         8,903,366
                                              Nationslink Funding Corporation:
                   AAA     Aaa     7,300,000      6.476% due 7/20/2008                       7,413,965         7,392,783
                   AAA     Aaa     8,000,000      6.316% due 11/20/2008                      8,120,000         7,990,480
                   NR*     Aaa    12,000,000  Saxon Asset Securities Trust, 6.265%
                                                  due 7/25/2023                             12,000,000        12,056,760
                                                                                        --------------    --------------
                                                                                           117,835,189       117,445,553

Banking--11.2%     BBB+    A3     12,000,000  BB&T Corporation, 6.375% due
                                                  6/30/2005 (b)                             12,050,880        12,087,840
                                              BankAmerica Corp.:
                   A+      Aa2     3,000,000      6.65% due 5/01/2001                        2,997,090         3,060,900
                   A+      Aa2     7,000,000      5.875% due 2/15/2009                       6,952,330         6,689,620
                   A+      Aa2     3,645,000  Continental Bank NA, 7.875% due 2/01/2003      3,868,621         3,880,358
                   A+      Aa3    10,000,000  First Bank Minnesota, 6.375% due 3/15/2001     9,927,812        10,119,200
                   A-      A2     11,000,000  First Union Corporation, 6.30% due
                                                  4/15/2028 (b)                             10,958,420        10,938,576
                   BBB+    a1      5,500,000  First Union Institution Capital I,
                                                  8.04% due 12/01/2026                       5,835,280         5,792,545
                   BBB+    a2      4,750,000  Fleet Capital Trust II, 7.92% due
                                                  12/11/2026                                 4,690,720         4,914,540
                   BBB+    A3     11,200,000  Great Western Bank, 9.875% due
                                                  6/15/2001                                 12,414,640        12,133,296
                   BBB+    a2     14,000,000  HSBC Americas Capital Trust, 7.808%
                                                  due 12/15/2026 (a)                        13,838,440        13,514,382
                   A-      A3      6,000,000  HSBC Americas Inc., 7% due 11/01/2006          5,949,600         6,132,300
                   A-      A2      2,000,000  Key Bank NA, 7.55% due 9/15/2006               2,170,940         2,137,240
                   BBB+    A2      5,000,000  KeyCorp, 7.50% due 6/15/2006                   5,401,050         5,349,050
                   BBB     a1     16,400,000  KeyCorp Capital I, 5.74% due 7/01/2028 (b)    16,235,016        16,078,560
                   BBB+    Baa1   13,750,000  MBNA America Bank NA, 5.30% due
                                                  6/10/2004 (b)                             13,537,837        13,204,400



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1999


SCHEDULE OF INVESTMENTS (continued)
                    S&P   Moody's     Face                                                                     Value
Industries         Rating  Rating    Amount            Issue                                   Cost          (Note 1a)

Bonds & Notes (continued)                                                                 Investment Grade Portfolio
Banking            A-      a2    $ 6,000,000  Mellon Capital I, 7.72% due 12/01/2026    $    6,000,000    $    6,130,860
(concluded)        A+      A2      3,500,000  Mellon Financial Co., 5.75% due
                                                  11/15/2003                                 3,493,525         3,471,615
                   A-      A3      4,250,000  Merita Bank, 6.50% due 4/01/2009               4,248,257         4,222,247
                                              NationsBank Corp.:
                   A       Aa3     1,300,000      6.50% due 8/15/2003                        1,336,075         1,326,572
                   A+      Aa2     2,000,000      6.125% due 7/15/2004                       2,045,760         2,007,540
                   A       Aa3     1,000,000      7.75% due 8/15/2004                        1,077,770         1,078,690
                   A+      Aa2     7,750,000      6.375% due 5/15/2005                       7,876,222         7,807,117
                                              Norwest Corporation:
                   A+      Aa3     3,500,000      6.75% due 5/12/2000                        3,494,785         3,555,580
                   A       A1      5,000,000      6.625% due 3/15/2003                       5,104,650         5,127,700
                                              Providian National Bank:
                   BBB-    Baa3    5,000,000      6.75% due 3/15/2002                        4,996,700         5,025,300
                   BBB-    Baa3   12,000,000      6.65% due 2/01/2004                       11,983,920        11,753,640
                                                                                        --------------    --------------
                                                                                           178,486,340       177,539,668

Canadian           AA+     Aa2     2,000,000  Province of Alberta, 4.875% due
Provinces++--                                     10/29/2003 (1)                             1,993,080         1,938,600
1.7%               AA      Aa2     6,000,000  Province of British Columbia, 5.375%
                                                  due 10/29/2008 (1)                         5,968,860         5,732,220
                   AA-     Aa3     2,500,000  Province of Manitoba, 5.50% due
                                                  10/01/2008 (1)                             2,484,050         2,425,625
                   AA-     Aa3     8,200,000  Province of Ontario, 5.50% due
                                                  10/01/2008 (1)                             8,151,456         7,900,208
                                              Province of Quebec (1):
                   A+      A2      6,000,000      8.80% due 4/15/2003                        6,774,360         6,618,360
                   A+      A2      1,500,000      7.125% due 2/09/2024                       1,562,415         1,566,450
                                                                                        --------------    --------------
                                                                                            26,934,221        26,181,463

Finance--4.7%                                 Associates Corporation of North America:
                   AA-     Aa3    10,500,000      5.75% due 11/01/2003                      10,495,905        10,432,170
                   AA-     Aa3       500,000      7.40% due 5/15/2006                          544,845           532,780
                   AA-     Aa3     2,750,000      6.95% due 11/01/2018                       2,733,830         2,775,327
                   A       A2      9,500,000  Beneficial Corporation, 6.80% due 9/16/2003    9,500,000         9,676,605
                   A       Aa3     5,950,000  CIT Capital Trust I, 7.70% due 2/15/2027       6,259,341         5,840,151
                   A+      Aa3     6,000,000  CIT Group Inc., 5.50% due 2/15/2004            5,978,040         5,827,380
                   BBB+    Baa1    6,000,000  ComDisco Inc., 6% due 1/30/2002                5,983,400         6,066,858
                                              Commercial Credit Co.:
                   A+      Aa3     5,000,000      6.45% due 7/01/2002                        5,009,800         5,092,400
                   A+      Aa3     2,000,000      6.125% due 12/01/2005                      2,049,240         1,979,740
                   A+      Aa3     5,000,000      6.75% due 7/01/2007                        5,143,700         5,125,200
                   A+      Aa3     1,800,000      6.25% due 1/01/2008                        1,836,846         1,787,616
                                              Finova Capital Corp.:
                   A-      Baa1    4,500,000      6.45% due 6/01/2000                        4,524,435         4,539,105
                   A-      Baa1    7,850,000      6.25% due 11/01/2002                       7,819,934         7,898,905
                   BBB     Baa3    6,180,000  Newcourt Credit Group, 6.875% due
                                              2/16/2005 (a)                                  6,159,050         6,317,598
                                                                                        --------------    --------------
                                                                                            74,038,366        73,891,835

Finance--                                     Bear Stearns Companies, Inc.:
Other--            A       A2      2,000,000      6.50% due 7/05/2000                        1,996,360         2,016,660
7.7%               A       A2      2,000,000      6.75% due 5/01/2001                        1,993,680         2,031,980
                   A       A2      1,000,000      6.875% due 10/01/2005                      1,027,720         1,020,680
                                              Citigroup Inc.:
                   AA-     Aa2     3,000,000      9.50% due 3/01/2002                        3,163,980         3,282,639
                   AA-     Aa2     6,500,000      7.875% due 5/15/2025                       6,547,818         7,178,418
                   BBB-    Baa2    6,400,000  Commercial Net Lease Realty, 7.125% due
                                                  3/15/2008                                  6,382,656         6,088,000



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1999


SCHEDULE OF INVESTMENTS (continued)
                    S&P   Moody's     Face                                                                     Value
Industries         Rating  Rating    Amount            Issue                                   Cost          (Note 1a)

Bonds & Notes (continued)                                                                 Investment Grade Portfolio
Finance--                                     Donaldson Lufkin & Jenrette Inc.:
Other              A-      A3    $11,000,000      6.875% due 11/01/2005                 $   10,952,615    $   11,112,310
(concluded)        A-      A3      3,500,000      6.50% due 6/01/2008                        3,485,475         3,419,605
                   A       A2      7,500,000  Equitable Life Assurance Society
                                                  of the US, 7.70% due 12/01/2015 (a)        7,448,310         8,031,165
                   BBB-    Baa3    4,600,000  Hospitality Properties Trust, 7%
                                                  due 3/01/2008                              4,591,720         4,285,038
                                              Lehman Brothers Holdings, Inc.:
                   A       Baa1    4,000,000      6.50% due 10/01/2002                       3,996,200         3,998,880
                   A       Baa1    8,500,000      7.125% due 9/15/2003                       8,654,380         8,683,600
                   AA      Aa2     3,950,000  MBIA, Inc., 7.15% due 7/15/2027                3,940,322         4,031,765
                                              Morgan Stanley, Dean Witter,
                                              Discover & Co.:
                   A+      Aa3     3,500,000      6.75% due 8/15/2000                        3,486,805         3,556,175
                   A+      Aa3     8,000,000      6.09% due 3/09/2011 (b)                    7,998,720         8,036,880
                                              Paine Webber Group Inc.:
                   BBB+    Baa1    3,250,000      9.25% due 12/15/2001                       3,503,533         3,485,463
                   BBB+    Baa1    7,500,000      7.99% due 6/09/2017                        7,500,000         7,600,208
                   A+      A2      5,300,000  Prudential Insurance Co., 6.375% due
                                                  7/23/2006 (a)                              5,276,574         5,270,622
                                              Salomon Smith Barney Holdings, Inc.:
                   A       Aa3    10,000,000      7.125% due 10/01/2006                     10,402,900        10,439,790
                   A       Aa3     2,850,000      7.375% due 5/15/2007                       2,847,464         3,034,110
                   BBB+    Baa1    1,000,000  Simon Debartolo, 6.75% due 6/15/2005             990,460           983,781
                   BBB     Baa2    6,605,000  Spieker Properties LP, 7.35% due
                                                  12/01/2017                                 6,586,828         6,404,796
                   BBB     Baa3    9,700,000  Storage USA, 7.45% due 7/01/2018               9,688,554         8,779,907
                                                                                        --------------    --------------
                                                                                           122,463,074       122,772,472

Industrial--                                  Anheuser-Busch Companies Inc.:
Consumer           A+      A1      3,000,000      8.75% due 12/01/1999                       3,367,590         3,069,240
Goods--3.9%        A+      A1     12,990,000      6.50% due 1/01/2028                       13,856,953        12,622,513
                   A       A2     10,000,000  Avon Products Inc., 6.25% due
                                                  5/01/2018 (a)(b)                           9,987,600        10,078,870
                   BBB-    Baa3    2,500,000  Flowers Industries Inc., 7.15%
                                                  due 4/15/2028                              2,486,750         2,347,700
                                              Nabisco Inc.:
                   BBB     Baa2    9,000,000      6% due 2/15/2011 (b)                       8,997,750         8,959,410
                   BBB     Baa2    4,000,000      7.55% due 6/15/2015                        3,988,860         4,122,120
                                              Phillip Morris Companies, Inc.:
                   A       A2      9,500,000      9% due 1/01/2001                           9,698,815         9,995,710
                   A       A2      5,000,000      6.15% due 3/15/2010 (b)                    4,997,400         5,033,650
                   A       A2      5,000,000      7.75% due 1/15/2027                        5,361,500         5,261,050
                                                                                        --------------    --------------
                                                                                            62,743,218        61,490,263

Industrial--       BBB     Baa2    5,000,000  ANR Pipeline, 9.625% due 11/01/2021            6,492,300         6,413,350
Energy--4.4%       BBB+    Baa1    5,000,000  Apache Finance Property Ltd.,
                                                  7% due 3/15/2009                           4,966,850         5,099,265
                   AA+     Aa1     4,075,000  BP America Inc., 9.375% due 11/01/2000         4,488,287         4,312,287
                   A-      A3      9,420,000  Burlington Resources, 7.375%
                                                  due 3/01/2029                              9,395,320         9,714,950
                   BBB-    Baa3    3,000,000  CMS Panhandle Holding Co., 6.50% due
                                                  7/15/2009 (a)                              2,997,690         2,993,472
                   BBB-    Baa3    3,500,000  Coastal Corp., 6.375% due 2/01/2009            3,489,640         3,470,190
                                              Occidental Petroleum Corp.:
                   BBB     Baa3    7,250,000      6.50% due 4/01/2005                        7,208,675         7,068,387
                   BBB     Baa3    8,750,000      7.65% due 2/15/2006                        8,783,863         8,959,650
                   BBB+    Baa1   14,600,000  Sonat Inc., 7% due 2/01/2018                  14,836,782        14,408,156
                   A+      A1      5,750,000  Texaco Capital Inc., 8.625% due
                                                  11/15/2031                                 7,583,733         7,094,408
                                                                                        --------------    --------------
                                                                                            70,243,140        69,534,115




Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1999


SCHEDULE OF INVESTMENTS (continued)
                    S&P   Moody's     Face                                                                     Value
Industries         Rating  Rating    Amount            Issue                                   Cost          (Note 1a)

Bonds & Notes (continued)                                                                 Investment Grade Portfolio
Industrial--                                  Applied Materials Inc.:
Manufacturing--    BBB+    A3    $ 5,000,000      6.75% due 10/15/2007                  $    4,996,750    $    5,034,550
14.2%              BBB+    A3     13,000,000      7.125% due 10/15/2017                     12,911,080        12,485,460
                   A+      A2      2,800,000  Danaher Corp., 6% due 10/15/2008               2,784,964         2,722,496
                                              Equistar Chemicals LP (a):
                   BBB-    Baa3    6,000,000      8.50% due 2/15/2004                        5,999,520         6,081,762
                   BBB-    Baa3    2,200,000      8.75% due 2/15/2009                        2,253,196         2,239,310
                                              First Data Corporation:
                   A       A2     11,500,000      6.75% due 7/15/2005                       11,911,930        11,647,430
                   A       A2     10,000,000      6.375% due 12/15/2007                      9,974,300        10,088,400
                   A       A1      7,000,000  Ford Motor Company, 8.90% due 1/15/2032        8,650,180         8,753,640
                                              Ford Motor Credit Company:
                   A       A1      5,000,000      8.20% due 2/15/2002                        5,328,850         5,313,250
                   A       A1      5,000,000      8% due 6/15/2002                           5,286,350         5,311,300
                   A       A1      5,000,000      7.50% due 6/15/2004                        5,140,200         5,330,100
                   A       A1      1,000,000      7.75% due 3/15/2005                          999,090         1,080,480
                   A       A1     10,000,000      5.104% due 8/27/2006 (b)                   9,993,068         9,977,200
                                              General Electric Capital Corp.:
                   AAA     Aaa       500,000      8.75% due 5/21/2007                          611,680           587,650
                   AAA     Aaa     4,305,000      8.50% due 7/24/2008                        5,228,853         5,066,124
                                              General Motors Acceptance Corp.:
                   A       A2      4,000,000      6.625% due 9/19/2002                       3,915,080         4,098,560
                   A       A2      2,000,000      5.875% due 1/22/2003                       2,022,400         1,998,140
                   A       A2      8,170,000      7.125% due 5/01/2003                       8,642,634         8,522,454
                   A       A2     10,000,000  General Motors Corporation, 7.70% due
                                                  4/15/2016                                 10,911,500        10,909,100
                   BBB-    Baa2    9,800,000  Georgia-Pacific Group, 7.25%
                                                  due 6/01/2028                              9,841,198         9,688,280
                   A-      Baa1    3,500,000  Goodrich (BF) Co., 7% due 4/15/2038            3,479,385         3,267,040
                                              International Business Machines Corp.:
                   A+      A1      5,000,000      5.25% due 12/01/2003                       4,992,300         4,911,730
                   A+      A1     10,000,000      6.50% due 1/15/2028                       10,313,400         9,777,200
                   A-      Baa1    3,000,000  LaFarge Corp., 6.875% due 7/15/2013            2,992,770         2,928,450
                   BBB+    Baa1    5,000,000  Lockheed Martin Corp., 6.85% due 5/15/2001     4,995,950         5,110,450
                   BBB+    Baa1   11,000,000  Loral Corp., 8.375% due 6/15/2024             11,056,040        12,627,340
                                              Lucent Technologies Inc.:
                   A       A2      2,000,000      5.50% due 11/15/2008                       2,018,460         1,924,720
                   A       A2      7,050,000      6.50% due 1/15/2028                        7,295,727         6,912,454
                                              Martin Marietta Corp.:
                   BBB+    Baa1    6,500,000      6.50% due 4/15/2003                        6,539,845         6,607,120
                   BBB+    Baa1    4,000,000      7.375% due 4/15/2013                       3,846,440         4,264,720
                   BBB     Baa2    6,875,000  Meritor Automotive Inc., 6.80%
                                                  due 2/15/2009                              6,844,269         6,854,994
                   AA-     A1      5,000,000  Motorola Inc., 7.60% due 1/01/2007             5,414,700         5,473,300
                                              Raytheon Co.:
                   BBB     Baa1    2,750,000      6.30% due 3/15/2005                        2,743,812         2,769,552
                   BBB     Baa1    4,000,000      7% due 11/01/2028                          3,998,040         3,997,520
                   BBB     Ba1    14,000,000  Seagate Technology Inc., 7.125%
                                                  due 3/01/2004                             13,975,500        13,396,460
                   BBB     Baa2    7,300,000  Union Carbide Corp., 6.25% due 6/15/2003       7,190,646         7,191,741
                                                                                        --------------    --------------
                                                                                           225,100,107       224,950,477

Industrial--       A       A2     10,000,000  Bass North America, Inc., 8.125%
Services--                                        due 3/31/2002                             10,250,610        10,545,300
14.7%              A       A2      8,000,000  Carnival Corp., 7.70% due 7/15/2004            8,076,380         8,538,960
                   BBB-    Baa3   10,000,000  Circus Circus Enterprises, Inc., 6.70%
                                                  due 11/15/2096                             9,977,700         9,535,400




Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1999


SCHEDULE OF INVESTMENTS (continued)

                    S&P   Moody's     Face                                                                     Value
Industries         Rating  Rating    Amount            Issue                                   Cost          (Note 1a)

Bonds & Notes (continued)                                                                 Investment Grade Portfolio
Industrial--       BBB-    Baa3  $ 3,000,000  Comcast Cable Communications,
Services                                          6.20% due 11/15/2008                  $    2,992,050    $    2,960,310
(concluded)        A-      Baa1   11,000,000  Computer Associates International,
                                                  Inc., 6.375% due 4/15/2005                10,941,810        10,599,050
                   BBB     Baa1    5,000,000  Dillard's Inc., 9.125% due 8/01/2011           6,054,000         5,757,850
                   A       A2     13,015,995  Disney Custom Repackaged Asset
                                                  Vehicle-403, 6.85% due
                                                  1/10/2007 (a)**                           13,007,275        13,277,617
                   AAA     Aaa     7,000,000  Johnson & Johnson, 8.72% due 11/01/2024        7,057,420         8,141,420
                   A       A1      8,470,000  May Department Stores Co., 6.70%
                                                  due 9/15/2028                              8,629,862         8,364,633
                   AAA     Aaa     3,000,000  Merck & Co. Inc., 5.95% due 12/01/2028         2,975,100         2,780,220
                   A       A3      2,500,000  National Service Industries Inc.,
                                                  6% due 2/01/2009                           2,493,475         2,403,925
                   BBB-    Baa3   12,445,000  News America Holdings, Inc., 8.625%
                                                  due 2/01/2003                             13,585,486        13,506,185
                   BBB-    Baa3    6,000,000  News America Inc., 7.25% due 5/18/2018         6,279,960         6,035,556
                   A       A2      5,750,000  Nordstrom, Inc., 6.95% due 3/15/2028           5,824,520         5,768,055
                                              Oracle Corporation:
                   BBB+    Baa2    5,000,000      6.72% due 2/15/2004                        5,000,000         5,022,400
                   BBB+    Baa2    4,000,000      6.91% due 2/15/2007                        4,000,000         4,016,840
                   BBB+    Baa1    5,000,000  Rite Aid Corp., 6.875% due 12/15/2028 (a)      5,139,500         4,619,005
                   BBB-    Baa3   12,500,000  Royal Caribean Cruises Ltd., 6.75%
                                                  due 3/15/2008                             12,421,548        12,280,500
                   BBB     Baa2    4,000,000  Safeway Inc., 5.875% due 11/15/2001            3,988,520         3,997,212
                   A-      A2      8,000,000  Sears Roebuck Acceptance Corp., 6.82%
                                                  due 10/17/2002                             8,016,320         8,228,160
                                              Service Corporation International:
                   BBB     Baa1    7,000,000      6.75% due 6/01/2001                        6,978,580         7,036,610
                   BBB     Baa1    8,500,000      7.20% due 6/01/2006                        8,263,700         8,534,425
                   BBB     Baa1    7,000,000      6.30% due 3/15/2020 (b)                    6,992,300         6,873,790
                   AA-     A2      8,980,000  TCI Communications Inc., 8.75%
                                                  due 8/01/2015                             10,534,079        10,914,023
                                              Time Warner Entertainment Co.:
                   BBB     Baa2    6,000,000      10.15% due 5/01/2012                       7,356,180         7,820,520
                   BBB     Baa2    9,900,000      8.375% due 3/15/2023                      10,525,871        11,459,547
                   BBB+    Baa2    5,350,000  USA Waste Services, 7% due 7/15/2028           5,290,455         5,201,752
                   AA      Aa2    14,345,000  Wal-Mart Stores, Inc., 8.50%
                                                  due 9/15/2024                             14,488,240        16,088,348
                                              Walt Disney Company:
                   A       A2      5,500,000      6.375% due 3/30/2001                       5,500,000         5,597,240
                   A       A2      8,000,000      5.125% due 12/15/2003                      7,989,760         7,817,680
                                                                                        --------------    --------------
                                                                                           230,630,701       233,722,533

Industrial--       BBB+    Baa2    2,200,000  Burlington North Santa Fe,
Transportation--                                  6.75% due 3/15/2029                        2,185,964         2,163,216
3.2%               BBB     Baa2    4,000,000  CSX Corp., 7.90% due 5/01/2017                 4,550,200         4,368,320
                                              Delta Airlines:
                   BBB-    Baa3    4,144,000      10.125% due 5/15/2010                      5,185,014         5,190,484
                   BBB-    Baa3    6,000,000      9.75% due 5/15/2021                        7,495,920         7,462,680
                   BBB     Baa2    9,000,000  Federal Express Corporation, 9.65%
                                                  due 6/15/2012                             10,137,590        10,949,310
                                              Southwest Airlines Co.:
                   A-      A3     10,000,000      9.40% due 7/01/2001                       11,326,040        10,727,300
                   A-      A3      2,000,000      8% due 3/01/2005                           1,989,220         2,146,780
                   A-      A3      3,000,000      7.875% due 9/01/2007                       2,983,950         3,275,310
                   BBB-    Baa3    4,000,000  Union Pacific Corp., 6.625%
                                                  due 2/01/2008                              3,964,880         4,032,960
                                                                                        --------------    --------------
                                                                                            49,818,778        50,316,360



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1999


SCHEDULE OF INVESTMENTS (continued)
                    S&P   Moody's     Face                                                                     Value
Industries         Rating  Rating    Amount            Issue                                   Cost          (Note 1a)

Bonds & Notes (continued)                                                                 Investment Grade Portfolio
Mortgage-Backed                               Federal Home Loan Mortgage Corporation:
Securities**--     AAA     Aaa   $ 9,679,000      6% due 10/15/2018                     $    9,832,503    $    9,739,494
0.9%               AAA     Aaa     2,000,000      6% due 6/15/2023                           1,989,375         1,999,360
                   AAA     Aaa     2,000,000      6.35% due 9/15/2023                        2,022,734         2,022,500
                                                                                        --------------    --------------
                                                                                            13,844,612        13,761,354

Utilities--        A-      A2      8,700,000  ALLTEL Corporation, 6.75% due 9/15/2005        8,566,020         9,001,194
Communications--   BBB     Baa3    4,000,000  AT&T Capital Corp., 7.50% due 11/15/2000       3,996,280         4,102,080
6.8%               AA+     Aa3     6,000,000  Ameritech Capital Funding, 6.45%
                                                  due 1/15/2018                              6,300,600         5,896,140
                   AA      Aa2     6,350,000  Bell Telephone Company of Pennsylvania,
                                                  7.375% due 7/15/2007                       7,090,029         6,886,892
                   A       A3      4,650,000  Frontier Corp., 6% due 10/15/2013 (b)          4,643,676         4,559,278
                   AA-     A2      9,500,000  GTE California, Inc., 8.07% due 4/15/2024     10,152,935        10,157,495
                                              GTE Corp.:
                   A       Baa1    7,500,000      9.375% due 12/01/2000                      8,235,170         7,942,875
                   A       Baa1    3,600,000      6.84% due 4/15/2018                        3,700,728         3,643,380
                                              MCI WorldCom Inc.:
                   BBB+    Baa2   11,000,000      7.75% due 4/01/2007                       11,977,665        12,051,270
                   BBB+    Baa2    6,000,000      6.95% due 8/15/2028                        5,943,900         6,093,600
                                              Southwestern Bell Telecommunications Corp.:
                   AA      Aa3     2,000,000      6.125% due 3/01/2000                       2,011,250         2,014,860
                   AA      Aa3     5,000,000      6.375% due 11/15/2007                      5,023,800         5,112,700
                                              Sprint Capital Corporation:
                   A-      Baa1    5,000,000      5.70% due 11/15/2003                       4,999,150         4,934,500
                   A-      Baa1    8,000,000      6.875% due 11/15/2028                      7,986,880         7,899,200
                                              US West Capital Funding Inc.:
                   A-      A3      4,000,000      6.375% due 7/15/2008                       4,271,560         4,069,280
                   A-      A3      8,920,000      6.50% due 11/15/2018                       8,868,799         8,729,380
                   A-      A3      5,000,000      6.875% due 7/15/2028                       5,333,900         5,003,650
                                                                                        --------------    --------------
                                                                                           109,102,342       108,097,774

Utilities--        AAA     Aaa     5,850,000  Cleveland Electric/Toledo Edison,
Electric--                                        7.13% due 7/01/2007                        6,137,177         6,140,569
5.5%               BBB-    Baa3    5,000,000  Commonwealth Edison, Inc., 6.95% due
                                                  7/15/2018                                  4,978,600         5,053,000
                   A+      A1      9,115,000  Consolidated Edison, Inc., 6.25%
                                                  due 2/01/2008                              9,115,000         9,231,216
                   BBB+    Baa3    5,000,000  Consumers Energy, 6.375% due 2/01/2008         4,951,650         4,997,375
                   AA+     Aa1     2,500,000  Emerson Electric Co., 5.85% due 3/15/2009      2,497,575         2,488,725
                   A       A1     10,000,000  Mississippi Power, 6.05% due 5/01/2003        10,224,800        10,050,200
                   AA-     A1      8,000,000  Pacific Gas and Electric Company,
                                                  6.25% due 8/01/2003                        8,149,200         8,133,280
                   A-      A3      3,000,000  Pennsylvania Power & Light Co.,
                                                  6.125% due 5/01/2006 (b)                   2,998,200         3,029,370
                   AA-     A1      5,000,000  TECO Energy, Inc., 9.27% due 6/12/2000         5,000,000         5,217,200
                   BBB     Baa3    6,000,000  Texas Utilities, 5.94% due 10/15/2011 (b)      6,000,000         6,049,380
                                              Texas Utilities Electric Company:
                   AAA     Aaa     6,971,000      6.375% due 10/01/2004                      6,995,198         7,105,171
                   BBB-    Baa1    5,000,000      8.175% due 1/30/2037                       5,000,000         5,057,000
                                              Virginia Electric & Power Co.:
                   A-      A3      5,000,000      5.73% due 11/25/2008                       5,000,000         4,826,755
                   A       A2      8,500,000      8.625% due 10/01/2024                      8,377,160         9,478,350
                                                                                        --------------    --------------
                                                                                            85,424,560        86,857,591




Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1999


SCHEDULE OF INVESTMENTS (continued)
                    S&P   Moody's     Face                                                                     Value
Industries         Rating  Rating    Amount            Issue                                   Cost          (Note 1a)

Bonds & Notes (concluded)                                                                 Investment Grade Portfolio
Yankee             AA-     Aa3   $ 6,000,000  ABN AMRO Bank NV (Chicago), 7.125%
Corporates++--                                    due 6/18/2007 (2)                     $    5,997,060    $    6,284,820
9.9%                                          AmVescap PLC (2):
                   BBB     A3      3,000,000      6.375% due 5/15/2003                       2,994,570         2,995,800
                   BBB     A3      9,000,000      6.60% due 5/15/2005                        8,987,645         8,877,960
                   A+      A1      6,000,000  Australia & New Zealand Banking Group
                                                  Ltd., 7.55% due 9/15/2006 (2)              5,990,880         6,356,160
                   A       A1      7,500,000  Banco Central Hispanoamercano SA
                                                  (Cayman Islands), 7.70% due
                                                  7/15/2006 (2)                              7,973,775         7,912,350
                   AAA     Aaa    13,000,000  Banco Santander-Chile, 6.50% due
                                                  11/01/2005 (2)                            12,938,770        12,784,486
                   A-      Baa1    5,000,000  Cable & Wireless Communication,
                                                  6.75% due 3/06/2008 (3)                    5,196,350         5,045,550
                   BBB     Baa2    5,550,000  Canadian National Railway Co.,
                                                  6.90% due 7/15/2028 (3)                    5,526,135         5,477,628
                                              Enersis SA (3):
                   A-      Baa1    2,500,000      6.90% due 12/01/2006                       2,493,550         2,366,850
                   A-      Baa1    4,000,000      6.60% due 12/01/2026                       3,992,400         3,826,160
                                              Fairfax Financial Holdings Ltd. (2):
                   BBB+    Baa3      300,000      7.375% due 4/15/2018                         299,346           281,088
                   BBB+    Baa3    9,800,000      7.75% due 7/15/2037 (a)                    9,751,098         9,192,498
                                              Ford Capital BV (2):
                   A       A1     10,000,000      9.875% due 5/15/2002                      10,531,200        11,095,400
                   A       A1      3,995,000      9.50% due 6/01/2010                        4,430,215         4,922,559
                   A-      A3      8,000,000  Israel Electric Corp. Ltd., 7.75% due
                                                  3/01/2009 (a)(3)                           7,991,760         8,152,808
                   BBB+    A3      1,500,000  Koninklijke (Royal) Philips Electronics
                                                  NV, 7.75% due 4/15/2004 (3)                1,602,615         1,562,730
                   A       Aa3     2,000,000  Midland Bank PLC, 7.65% due 5/01/2025 (2)      2,191,680         2,073,040
                   A       A2      6,500,000  Norsk Hydro A/S, 6.70% due 1/15/2018 (3)       6,466,720         6,152,594
                   BBB     Baa3    5,443,000  Petro Geo-Services ASA, 7.125% due
                                                  3/30/2028 (3)                              5,045,121         5,066,889
                   BBB     Baa3    2,000,000  Saga Petroleum ASA, 7.25% due
                                                  9/23/2027 (3)                              1,979,980         1,776,040
                   A+      Aa3     4,000,000  Sony Corporation, 6.125% due
                                                  3/04/2003 (3)                              3,991,520         4,045,720
                   AA      Aa2    15,500,000  Swiss Bank Corp. of New York, 7.375%
                                                  due 6/15/2017 (2)                         16,581,680        16,047,460
                   A-      A2      6,000,000  Trans-Canada Pipelines, 6.49% due
                                                  1/21/2009 (3)                              6,000,000         6,065,040
                                              Tyco International Group SA (3):
                   A-      Baa1    7,000,000      5.875% due 11/01/2004 (a)                  6,997,130         6,884,178
                   A-      Baa1   10,500,000      7% due 6/15/2028                          10,424,295        10,379,985
                   A       A2      2,000,000  WMC Finance (USA) Ltd., 6.75% due
                                                  12/01/2006 (2)                             2,029,600         1,979,060
                                                                                        --------------    --------------
                                                                                           158,405,095       157,604,853

Yankee             AA+     Aa2     1,500,000  Canadian Government Bond, 5.25% due
Sovereign++--                                     11/05/2008 (1)                             1,499,655         1,440,555
0.3%               BBB+    A3      4,000,000  People's Republic of China, 7.30% due
                                                  12/15/2008 (1)                             3,994,400         3,963,892
                                                                                        --------------    --------------
                                                                                             5,494,055         5,404,447

                                              Total Investments in Bonds &
                                              Notes--97.7%                               1,550,582,255     1,549,439,608



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1999


SCHEDULE OF INVESTMENTS (concluded)
                    S&P   Moody's     Face                                                                     Value
Industries         Rating  Rating    Amount            Issue                                   Cost          (Note 1a)

Short-Term Securities                                                                     Investment Grade Portfolio
Repurchase                       $19,069,000  Warburg Dillon Read LLC, purchased on
Agreements***--1.2%                               3/31/1999 to yield 4.89% to 4/01/1999 $   19,069,000    $   19,069,000

                                              Total Investments in
                                              Short-Term Securities--1.2%                   19,069,000        19,069,000

Total Investments--98.9%                                                                $1,569,651,255     1,568,508,608
                                                                                        ==============
Other Assets Less Liabilities--1.1%                                                                           18,074,112
                                                                                                          --------------
Net Assets--100.0%                                                                                        $1,586,582,720
                                                                                                          ==============



(a)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b)Floating Rate Note.
  *Not Rated.
 **Subject to principal paydowns.
***Repurchase Agreements are fully collateralized by US Government &
   Agency Obligations.
 ++Corresponding industry groups for foreign securities which are denominated in US dollars:
(1)Government Entity.
(2)Financial Institution.
(3)Industrial.

See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1999


SCHEDULE OF INVESTMENTS
                   S&P    Moody's     Face                                                                    Value
Industries        Rating   Rating    Amount              Issue                               Cost           (Note 1a)

Bonds & Notes                                                                           Intermediate Term Portfolio
US Government                                 US Treasury Bonds & Notes:
Obligations--      AAA     Aaa   $ 2,000,000      5.50% due 5/31/2000                   $    2,013,125    $    2,012,500
2.3%               AAA     Aaa     2,000,000      7.875% due 11/15/2004                      2,252,500         2,246,880
                   AAA     Aaa     6,800,000      7% due 7/15/2006                           7,428,609         7,439,608
                   AAA     Aaa       100,000      5.625% due 5/15/2008                         106,219           101,797
                                                                                        --------------    --------------
                                                                                            11,800,453        11,800,785

Asset-Backed       NR*     Baa2    3,500,000  Bistro Trust 1998-1000, 6.58% due
Securities++--                                    3/26/2001 (b)                              3,499,860         3,427,550
7.9%               AAA     NR*     2,862,745  DLJ Commercial Mortgage Corp., 6.11% due
                                                  12/10/2007                                 2,893,944         2,873,108
                   AAA     Aaa     2,000,000  First Bank, Corporate Card Master Trust,
                                                  6.40% due 2/15/2003                        1,997,545         2,026,860
                   NR*     Aaa    10,000,000  Morgan Stanley Capital I, 5.91% due
                                                  4/15/2008                                 10,051,170         9,922,100
                   AAA     Aaa     8,000,000  Premier Auto Trust, 5.82% due 2/01/2001        7,999,360         8,030,000
                   NR*     NR*    10,000,000  Spinnaker I, 5.938% due 5/01/2001 (a)(b)      10,000,000         9,800,000
                   BBB-    Baa1    5,000,000  York Funding Ltd., 6% due
                                                  6/15/2005 (a)(b)                           5,000,000         4,000,000
                                                                                        --------------    --------------
                                                                                            41,441,879        40,079,618

Banking--12.7%                                BankAmerica Corp.:
                   A       Aa3     4,000,000      7.50% due 10/15/2002                       4,268,880         4,218,400
                   A+      Aa2     3,000,000      7.125% due 5/12/2005                       2,956,500         3,137,490
                   A       A2      3,500,000  Bank of New York Co., Inc., 7.875% due
                                                  11/15/2002                                 3,873,450         3,727,885
                   A+      Aa3     5,000,000  Bank One Corp., 5.625% due 2/17/2004           4,980,000         4,898,450
                   A       A1      9,000,000  First Chicago Corp., 9% due 6/15/1999          9,548,820         9,064,620
                   A-      A3      2,000,000  HSBC Americas Inc., 7% due 11/01/2006          2,016,410         2,044,100
                   A-      A2      2,800,000  Key Bank NA, 7.55% due 9/15/2006               3,039,316         2,992,136
                   A       A3      6,000,000  Mellon Financial Co., 6.875% due 3/01/2003     5,483,220         6,185,700
                   A-      A3      1,500,000  Merita Bank, 6.50% due 4/01/2009               1,499,385         1,490,205
                   A+      Aa2     4,500,000  NationsBank Corp., 6.65% due 4/09/2002         4,426,620         4,593,195
                                              Norwest Corp.:
                   A+      Aa3     2,000,000      6.125% due 10/15/2000                      1,996,440         2,021,820
                   A       A1      1,000,000      6.625% due 3/15/2003                       1,003,060         1,025,540
                   BBB-    Baa3    5,000,000  Providian National Bank, 6.75% due
                                                  3/15/2002                                  4,996,700         5,025,300
                   A       A2      3,750,000  Republic of New York Corp., 9.70% due
                                                  2/01/2009                                  4,672,460         4,613,475
                   BBB+    A3      9,000,000  Washington Mutual Inc., 7.25% due
                                                  8/15/2005                                  8,930,520         9,264,150
                                                                                        --------------    --------------
                                                                                            63,691,781        64,302,466

Canadian           AA      Aa2     2,000,000  Province of British Columbia,
Provinces**--3.1%                                 5.375% due 10/29/2008 (1)                  1,989,620         1,910,740
                                              Province of Ontario (1):
                   AA-     Aa3     5,000,000      7.75% due 6/04/2002                        5,341,550         5,296,400
                   AA-     Aa3     3,000,000      5.50% due 10/01/2008                       2,982,240         2,890,320
                   A+      A2      5,000,000  Province of Quebec, 8.80% due
                                                  4/15/2003 (1)                              5,538,670         5,515,300
                                                                                        --------------    --------------
                                                                                            15,852,080        15,612,760

Finance--7.4%                                 American General Finance:
                   A+      A2      2,200,000      7.45% due 7/01/2002                        2,326,940         2,302,850
                   A+      A2      2,400,000      7.25% due 5/15/2005                        2,583,432         2,537,088
                   AA-     Aa3     3,500,000  Associates Corporation of North America,
                                                  5.75% due 11/01/2003                       3,498,635         3,477,390
                   A       A2      9,250,000  Beneficial Corporation, 6.80% due
                                                  9/16/2003                                  9,250,000         9,421,957
                                              CIT Group Inc.:
                   A+      Aa3     5,000,000      5.50% due 2/15/2004                        4,981,700         4,856,150
                   A+      Aa3     1,000,000      6.625% due 6/15/2005                       1,003,390         1,017,400



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1999


SCHEDULE OF INVESTMENTS (continued)
                   S&P    Moody's     Face                                                                    Value
Industries        Rating   Rating    Amount              Issue                               Cost           (Note 1a)

Bonds & Notes (continued)                                                               Intermediate Term Portfolio
Finance                                       Commercial Credit Co.:
(concluded)        A+      Aa3   $ 3,000,000      6.45% due 7/01/2002                   $    3,005,880    $    3,055,440
                   A+      Aa3     2,080,000      6.25% due 1/01/2008                        2,122,578         2,065,690
                   A-      Baa1    2,500,000  Finova Capital Corp., 6.25% due
                                                  11/01/2002                                 2,490,425         2,515,575
                   A       A2      6,000,000  WMC Finance (USA) Ltd., 6.75% due
                                                  12/01/2006                                 6,088,800         5,937,180
                                                                                        --------------    --------------
                                                                                            37,351,780        37,186,720

Finance--          BBB     Baa3    2,500,000  AT&T Capital Corp., 7.50% due 11/15/2000       2,497,675         2,563,800
Other--8.2%        A       A2      1,750,000  Bear Stearns Companies, Inc., 8.75% due
                                                  3/15/2004                                  1,912,260         1,932,927
                   BBB     Baa2    5,000,000  Centerpoint Properties, 6.75% due
                                                  4/01/2005                                  4,978,150         4,780,250
                   AA-     Aa2     2,000,000  Citigroup Inc., 9.50% due 3/01/2002            2,168,400         2,188,426
                   BBB-    Baa2    5,000,000  Commercial Net Lease Realty, 7.125% due
                                                  3/15/2008                                  4,986,450         4,756,250
                   A-      A3      2,000,000  Donaldson Lufkin & Jenrette Inc., 6% due
                                                  12/01/2001                                 1,997,600         2,007,938
                   BBB-    Baa3    4,250,000  Hospitality Properties Trust, 7%
                                                  due 3/01/2008                              4,242,350         3,959,002
                   A       Baa1    5,000,000  Lehman Brothers Holdings, Inc., 6.50% due
                                                  10/01/2002                                 4,974,200         4,998,600
                   A+      Aa3     1,400,000  Morgan Stanley, Dean Witter, Discover & Co.,
                                                  5.625% due 1/20/2004                       1,393,630         1,382,542
                   BBB+    Baa1    2,000,000  Paine Webber Group Inc., 6.45% due
                                                  12/01/2003                                 2,000,000         1,997,238
                                              Salomon Smith Barney Holdings, Inc.:
                   A       Aa3     2,000,000      6.50% due 3/01/2000                        2,000,000         2,020,700
                   A       Aa3     2,500,000      6.25% due 1/15/2005                        2,494,525         2,489,160
                   A       Aa3     1,400,000      7.125% due 10/01/2006                      1,456,406         1,461,571
                   A       Aa3     1,000,000      7.375% due 5/15/2007                         999,110         1,064,600
                   BBB+    Baa1    4,000,000  Simon Debartolo, 6.75% due 6/15/2005           3,961,840         3,935,124
                                                                                        --------------    --------------
                                                                                            42,062,596        41,538,128

Industrial--       A+      A1      5,481,000  Anheuser-Busch Companies Inc.,
Consumer                                          8.75% due 12/01/1999                       6,189,909         5,607,501
Goods--5.1%        A       A2      2,000,000  Avon Products Inc., 6.25% due
                                                  5/01/2018 (a)(b)                           1,997,520         2,015,774
                                              Nabisco Inc.:
                   BBB     Baa2    3,000,000      6.85% due 6/15/2005                        2,994,300         3,044,820
                   BBB     Baa2    6,000,000      6% due 2/15/2011 (a)                       5,998,500         5,972,940
                                              Phillip Morris Companies, Inc.:
                   A       A2      3,500,000      9% due 1/01/2001                           3,576,195         3,682,630
                   A       A2      4,000,000      7.25% due 1/15/2003                        4,196,640         4,155,120
                   A       A2      1,000,000      6.15% due 3/15/2010 (a)                      999,480         1,006,730
                                                                                        --------------    --------------
                                                                                            25,952,544        25,485,515

Industrial--       BBB     Baa3    3,000,000  Occidental Petroleum Corp., 6.50% due
Energy--2.2%                                      4/01/2005                                  2,982,900         2,924,850
                   A+      A1      2,000,000  Texaco Capital Inc., 9% due 12/15/1999         2,342,460         2,052,160
                   BBB     Baa2    6,000,000  Ultramar Credit, 8.625% due 7/01/2002          6,521,940         6,315,000
                                                                                        --------------    --------------
                                                                                            11,847,300        11,292,010

Industrial--       A       A2      3,000,000  AlliedSignal Inc., 6.20% due 2/01/2008         2,995,980         2,970,780
Manufacturing--    BBB+    A3      4,000,000  Applied Materials Inc., 6.65% due
13.2%                                             9/05/2000                                  4,000,000         4,046,320
                   BBB     Ba1     3,000,000  Blount Inc., 7% due 6/15/2005                  2,968,650         2,929,320
                   A       A3      3,500,000  Corning Inc., 6.30% due 3/01/2009              3,498,985         3,514,560
                   A+      A2      1,500,000  Danaher Corp., 6% due 10/15/2008               1,491,945         1,458,480



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1999


SCHEDULE OF INVESTMENTS (continued)
                   S&P    Moody's     Face                                                                    Value
Industries        Rating   Rating    Amount              Issue                               Cost           (Note 1a)

Bonds & Notes (continued)                                                               Intermediate Term Portfolio
Industrial--                                  Ford Motor Credit Company,:
Manufacturing      A       A1    $ 3,000,000      8.20% due 2/15/2002                   $    3,211,740    $    3,187,950
(concluded)        A       A1      2,700,000      5.103% due 8/27/2006 (a)                   2,698,128         2,693,844
                   A       A1      4,375,000      7.20% due 6/15/2007                        4,783,100         4,621,969
                   AAA     Aaa     8,500,000  General Electric Capital Corp.,
                                                  8.50% due 7/24/2008                       10,324,100        10,002,800
                                              General Motors Acceptance Corp.:
                   A       A2      2,000,000      9% due 10/15/2002                          2,213,880         2,197,540
                   A       A2      6,000,000      8.50% due 1/01/2003                        6,539,280         6,520,140
                   A       A2      5,000,000      6.375% due 5/01/2008                       5,132,550         5,007,300
                   AA-     A1      4,000,000  Motorola Inc., 5.80% due 10/15/2008            3,994,640         3,930,320
                   A       A3      2,000,000  National Service Industries Inc., 6% due
                                                  2/01/2009                                  1,994,780         1,923,140
                   BBB     Baa1    5,000,000  Raytheon Co., 6.45% due 8/15/2002              5,173,850         5,083,000
                   BBB     Ba1     4,000,000  Seagate Technology Inc., 7.125%
                                                  due 3/01/2004                              3,993,000         3,827,560
                   A       A2      3,000,000  Xerox Credit Corp., 5.50% due 11/15/2003       3,006,870         2,960,088
                                                                                        --------------    --------------
                                                                                            68,021,478        66,875,111

Industrial--       A       A2      3,000,000  Bass America, Inc., 6.625% due 3/01/2003       2,825,520         3,037,320
Services--13.7%    A       A2      6,000,000  Carnival Corp., 7.70% due 7/15/2004            5,952,060         6,404,220
                   BBB-    Baa3    4,000,000  Comcast Cable Communications Company,
                                                  8.375% due 5/01/2007                       4,060,680         4,494,020
                   A-      Baa1    4,000,000  Computer Associates International,
                                                  6.25% due 4/15/2003                        3,992,480         3,997,640
                   A       A2      2,800,000  Computer Sciences Corp., 6.25% due
                                                  3/15/2009                                  2,785,552         2,814,414
                   A-      A3      1,000,000  Dayton Hudson Corp., 6.40% due 2/15/2003       1,030,640         1,016,380
                   BBB     Baa1    8,500,000  Dillards, Inc., 6.08% due 8/01/2010 (a)        8,498,810         8,488,780
                   A       A2      4,267,539  Disney Custom Repackaged Asset Vehicle-403,
                                                  6.85% due 1/10/2007 (b)++                  4,264,680         4,353,317
                   BBB     Baa3    5,000,000  HEALTHSOUTH Corp., 7% due 6/15/2008            4,952,500         4,844,305
                   A       A1      1,275,000  May Department Stores Co., 9.875% due
                                                  12/01/2002                                 1,450,108         1,450,619
                   BBB-    Baa3    4,000,000  News America Holdings, Inc., 8.625% due
                                                  2/01/2003                                  4,286,440         4,341,080
                                              Service Corporation International:
                   BBB     Baa1    1,000,000      6.75% due 6/01/2001                          996,940         1,005,230
                   BBB     Baa1    2,000,000      6.30% due 3/15/2020 (a)                    1,997,800         1,963,940
                                              TCI Communications Inc.:
                   AA-     A2      3,000,000      8.65% due 9/15/2004                        3,099,270         3,381,780
                   AA-     A2      5,500,000      8% due 8/01/2005                           5,561,380         6,024,865
                   BBB     Baa2    5,000,000  Time Warner Entertainment, 9.625% due
                                                  5/01/2002                                  5,586,000         5,503,050
                   BBB     Baa3    5,000,000  Turner Broadcasting, 7.40% due 2/01/2004       5,108,150         5,233,800
                   BBB+    Baa2    1,000,000  USA Waste Services Inc., 6.125% due
                                                  7/15/2001 (a)                                997,950         1,004,805
                                                                                        --------------    --------------
                                                                                            67,446,960        69,359,565

Industrial--                                  Southwest Airlines Co.:
Transportation--   A-      A3      6,500,000      9.40% due 7/01/2001                        7,564,180         6,972,745
1.8%               A-      A3      1,000,000      8% due 3/01/2005                             994,610         1,073,390
                   BBB-    Baa3    1,000,000  Union Pacific Corp., 6.625% due 2/01/2008        991,220         1,008,240
                                                                                        --------------    --------------
                                                                                             9,550,010         9,054,375



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1999


SCHEDULE OF INVESTMENTS (continued)
                   S&P    Moody's     Face                                                                    Value
Industries        Rating   Rating    Amount              Issue                               Cost           (Note 1a)

Bonds & Notes (continued)                                                               Intermediate Term Portfolio
Utilities--        A       Baa1  $ 5,000,000  360 Communications Co., 7.50%
Communications--                                  due 3/01/2006                         $    5,170,100    $    5,278,300
5.1%               A-      A2      4,000,000  ALLTEL Corporation, 6.75% due
                                                  9/15/2005                                  3,938,400         4,138,480
                   AA      Aa2     2,500,000  Bell Telephone Company of Pennsylvania,
                                                  7.375% due 7/15/2007                       2,791,350         2,711,375
                   A       A3      3,000,000  Frontier Corp., 6% due 10/15/2013 (a)          2,995,920         2,941,470
                   A       Baa1    1,000,000  GTE Corp., 9.375% due 12/01/2000               1,090,310         1,059,050
                   AA      Aa3     2,200,000  Southwestern Bell Telecommunications
                                                  Corp., 6.625% due 4/01/2005                2,108,590         2,284,128
                                              Sprint Capital Corporation:
                   A-      Baa1      500,000      5.70% due 11/15/2003                         499,915           493,450
                   A-      Baa1    3,900,000      6.125% due 11/15/2008                      3,897,114         3,833,973
                   A-      A3      3,000,000  US West Capital Funding Inc., 6.375% due
                                                  7/15/2008                                  3,203,670         3,051,960
                                                                                        --------------    --------------
                                                                                            25,695,369        25,792,186

Utilities--        A-      Baa1    4,000,000  Arizona Public Service, 6.75% due
Electric--                                        11/15/2006                                 3,905,840         4,136,320
5.0%               A       A3        500,000  Central Power & Light Co., 6.625%
                                                  due 7/01/2005                                522,905           513,930
                   AAA     Aaa     3,000,000  Cleveland Electric/Toledo Edison, 7.13%
                                                  due 7/01/2007                              3,147,270         3,149,010
                   AAA     Aaa     5,000,000  Commonwealth Edison, Inc., 8.25% due
                                                  10/01/2006                                 5,817,400         5,627,575
                   AA+     Aa1     3,000,000  Emerson Electric Co., 5.85% due 3/15/2009      2,997,090         2,986,470
                   A       A1      4,000,000  Mississippi Power, 6.05% due 5/01/2003         4,089,920         4,020,080
                   AA-     A1      1,500,000  Pacific Gas and Electric Company, 6.25%
                                                  due 8/01/2003                              1,527,975         1,524,990
                   A-      A3      1,000,000  Pennsylvania Power & Light Co., 6.125%
                                                  due 5/01/2006 (a)                            999,400         1,009,790
                   BBB     Baa3    2,000,000  Texaco Utilities, 5.94% due 10/15/2011 (a)     2,000,000         2,016,460
                                                                                        --------------    --------------
                                                                                            25,007,800        24,984,625

Yankee             AA-     Aa3     1,000,000  ABN AMRO Bank NV (Chicago), 7.55% due
Corporates**--                                    6/28/2006 (2)                              1,083,730         1,067,960
8.6%               BBB-    Baa3    3,000,000  Abitibi-Consolidated Inc., 6.95% due
                                                  4/01/2008 (3)                              2,994,180         2,914,380
                                              AmVescap PLC (2):
                   BBB     A3      2,000,000      6.375% due 5/15/2003                       1,996,380         1,997,200
                   BBB     A3      2,000,000      6.60% due 5/15/2005                        1,997,255         1,972,880
                   A       A1      5,000,000  Banco Central Hispanoamercano SA
                                                  (Cayman Islands), 7.70% due
                                                  7/15/2006 (2)                              5,315,850         5,274,900
                   AAA     Aaa     1,000,000  Banco Santander-Chile, 6.50% due
                                                  11/01/2005 (2)                               995,290           983,422
                   A-      Baa1    1,500,000  Enersis SA, 6.90% due 12/01/2006 (3)           1,496,130         1,420,110
                   A       A1      2,000,000  Ford Capital BV, 9.875% due 5/15/2002 (2)      2,300,380         2,219,080
                   BBB-    Ba2     3,000,000  Gruma, SA de CV, 7.625% due 10/15/2007 (3)     2,994,960         2,715,000
                   AAA     Aaa     2,000,000  International Bank for Reconstruction &
                                                  Development, 5.625% due 3/17/2003 (2)      1,993,300         2,007,460
                   A-      A3     10,000,000  Israel Electric Corp. Ltd., 7.75% due
                                                  3/01/2009 (c)(3)                           9,989,700        10,191,010
                   BBB+    A3      2,650,000  Koninklijke (Royal) Philips Electronics NV,
                                                  7.75% due 4/15/2004 (3)                    2,831,287         2,760,823
                   BBB-    Baa3    3,000,000  Korea Electric Power Corp., 8% due
                                                  7/01/2002 (3)                              2,994,990         2,903,250
                   A-      A2      5,000,000  Trans-Canada Pipelines, 6.43% due
                                                  3/15/2029 (3)                              5,000,000         5,061,200
                                                                                        --------------    --------------
                                                                                            43,983,432        43,488,675




Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1999


SCHEDULE OF INVESTMENTS (concluded)
                   S&P    Moody's     Face                                                                    Value
Industries        Rating   Rating    Amount              Issue                               Cost           (Note 1a)

Bonds & Notes (concluded)                                                               Intermediate Term Portfolio
Yankee             AA+     Aa2   $ 2,500,000  Canada Government Bond, 5.25% due
Sovereign**--                                     11/05/2008 (1)                        $    2,499,425    $    2,400,925
0.8%               BBB+    A3      1,500,000  People's Republic of China, 7.30% due
                                                  12/15/2008 (1)                             1,497,900         1,486,460
                                                                                        --------------    --------------
                                                                                             3,997,325         3,887,385

                                              Total Investments in Bonds &
                                              Notes--97.1%                                 493,702,787       490,739,924

Repurchase                         8,406,000  Warburg Dillon Read LLC, purchased on
Agreements***--1.7%                               3/31/1999 to yield 4.89% to 4/01/1999      8,406,000         8,406,000

                                              Total Investments in
                                              Short-Term Securities--1.7%                    8,406,000         8,406,000

Total Investments--98.8%                                                                $  502,108,787       499,145,924
                                                                                        ==============
Other Assets Less Liabilities--1.2%                                                                            5,971,116
                                                                                                          --------------
Net Assets--100.0%                                                                                        $  505,117,040
                                                                                                          ==============


  *Not Rated.
 **Corresponding industry groups for foreign securities which are denominated in US dollars:
(1)Government Entity.
(2)Financial Institution.
(3)Industrial.
***Repurchase Agreements are fully collateralized by US Government &
   Agency Obligations.
 ++Subject to principal paydowns.
(a)Floating Rate Note.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.


See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1999


FINANCIAL INFORMATION

Statements of Assets and Liabilities as of March 31, 1999
                                                                                       Investment          Intermediate
                                                                                    Grade Portfolio       Term Portfolio
Assets:             Investments, at value* (Note 1a)                                  $1,568,508,608      $  499,145,924
                    Cash                                                                     285,655                  --
                    Receivables:
                      Interest                                                            26,769,056           8,339,566
                      Capital shares sold                                                  4,072,422           2,508,612
                      Loaned securities (Note 5)                                               1,947                  --
                    Prepaid registration fees and other assets (Note 1f)                      25,685             359,696
                                                                                      --------------      --------------
                    Total assets                                                       1,599,663,373         510,353,798
                                                                                      --------------      --------------

Liabilities:        Payables:
                      Capital shares redeemed                                              8,143,833           3,009,693
                      Dividends to shareholders (Note 1g)                                  3,275,118           1,063,857
                      Distributor (Note 2)                                                   571,548              91,945
                      Investment adviser (Note 2)                                            485,869             156,857
                      Custodian bank (Note 1h)                                                    --             628,166
                    Accrued expenses and other liabilities                                   604,285             286,240
                                                                                      --------------      --------------
                    Total liabilities                                                     13,080,653           5,236,758
                                                                                      --------------      --------------

Net Assets:         Net assets                                                        $1,586,582,720      $  505,117,040
                                                                                      ==============      ==============

Net Assets          Class A Common Stock, $.10 par value++                            $    5,310,335      $    1,576,827
Consist of:         Class B Common Stock, $.10 par value++++                               6,533,069           1,593,075
                    Class C Common Stock, $.10 par value++++++                               829,128              50,593
                    Class D Common Stock, $.10 par value++++++++                           1,235,949           1,175,076
                    Paid-in capital in excess of par                                   1,599,943,033         510,082,921
                    Accumulated realized capital losses on
                    investments--net (Note 6)                                             (6,619,966)         (4,653,876)
                    Accumulated distributions in excess of realized capital
                    gains on investments--net (Note 1g)                                  (19,506,181)         (1,744,713)
                    Unrealized depreciation on investments--net                           (1,142,647)         (2,962,863)
                                                                                      --------------      --------------
                    Net assets                                                        $1,586,582,720      $  505,117,040
                                                                                      ==============      ==============

Net       Class A:  Net assets                                                        $  605,721,077      $  181,194,589
Asset                                                                                 ==============      ==============
Value:              Shares outstanding                                                    53,103,352          15,768,265
                                                                                      ==============      ==============
                    Net asset value and redemption price per share                    $        11.41      $        11.49
                                                                                      ==============      ==============
          Class B:  Net assets                                                        $  745,191,410      $  183,071,783
                                                                                      ==============      ==============
                    Shares outstanding                                                    65,330,685          15,930,748
                                                                                      ==============      ==============
                    Net asset value and redemption price per share                    $        11.41      $        11.49
                                                                                      ==============      ==============
          Class C:  Net assets                                                        $   94,610,832      $    5,812,224
                                                                                      ==============      ==============
                    Shares outstanding                                                     8,291,275             505,933
                                                                                      ==============      ==============
                    Net asset value and redemption price per share                    $        11.41      $        11.49
                                                                                      ==============      ==============
          Class D:  Net assets                                                        $  141,059,401      $  135,038,444
                                                                                      ==============      ==============
                    Shares outstanding                                                    12,359,485          11,750,763
                                                                                      ==============      ==============
                    Net asset value and redemption price per share                    $        11.41      $        11.49
                                                                                      ==============      ==============

                   *Identified cost                                                   $1,569,651,255      $  502,108,787
                                                                                      ==============      ==============
                  ++Authorized shares--Class A                                           250,000,000         100,000,000
                                                                                      ==============      ==============
                ++++Authorized shares--Class B                                           250,000,000          50,000,000
                                                                                      ==============      ==============
              ++++++Authorized shares--Class C                                           100,000,000          50,000,000
                                                                                      ==============      ==============
            ++++++++Authorized shares--Class D                                           100,000,000          50,000,000
                                                                                      ==============      ==============


                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1999


FINANCIAL INFORMATION (continued)

Statements of Operations for the Six Months Ended March 31, 1999

                                                                                         Investment         Intermediate
                                                                                            Grade              Term
                                                                                         Portfolio           Portfolio
Investment          Interest and discount earned                                      $   51,458,900      $   16,730,791
Income              Other                                                                    165,250              29,203
(Note 1e):                                                                            --------------      --------------
                    Total income                                                          51,624,150          16,759,994
                                                                                      --------------      --------------

Expenses:           Investment advisory fees (Note 2)                                      2,804,151             904,014
                    Account maintenance and distribution fees--Class B (Note 2)            2,767,829             465,977
                    Transfer agent fees--Class B (Note 2)                                    632,828             269,986
                    Transfer agent fees--Class A (Note 2)                                    470,100             259,132
                    Account maintenance and distribution fees--Class C (Note 2)              354,770              13,562
                    Transfer agent fees--Class D (Note 2)                                    101,360             171,490
                    Account maintenance fees--Class D (Note 2)                               162,615              62,049
                    Registration fees (Note 1f)                                               78,121              39,388
                    Transfer agent fees--Class C (Note 2)                                     76,965               7,973
                    Accounting services (Note 2)                                              58,132              18,818
                    Printing and shareholder reports                                          58,410              18,211
                    Custodian fees                                                            40,720              19,273
                    Professional fees                                                         10,722               5,116
                    Pricing fees                                                               6,176               4,096
                    Directors' fees and expenses                                               3,319               1,123
                    Other                                                                      5,865               2,509
                                                                                      --------------      --------------
                    Total expenses                                                         7,632,083           2,262,717
                                                                                      --------------      --------------
                    Investment income--net                                                43,992,067          14,497,277
                                                                                      --------------      --------------

Realized &          Realized gain on investments--net                                        220,515           1,216,571
Unrealized Gain     Change in unrealized appreciation/depreciation on
(Loss) on           investments--net                                                     (50,573,488)        (15,828,669)
(Notes 1c, 1e & 3):                                                                   --------------      --------------
                    Net Decrease in Net Assets Resulting from Operations              $   (6,360,906)      $    (114,821)
                                                                                      ==============      ==============



                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1999


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets                                                        Investment Grade Portfolio
                                                                                         For the Six          For the
                                                                                        Months Ended        Year Ended
                                                                                          March 31,        September 30,
Increase (Decrease) in Net Assets:                                                          1999                1998
Operations:         Investment income--net                                            $   43,992,067      $   75,133,001
                    Realized gain on investments--net                                        220,515          12,258,526
                    Change in unrealized appreciation/depreciation
                    on investments--net                                                  (50,573,488)         32,346,813
                                                                                      --------------      --------------
                    Net increase (decrease) in net assets resulting
                    from operations                                                       (6,360,906)        119,738,340
                                                                                      --------------      --------------

Dividends to        Investment income--net:
Shareholders          Class A                                                            (18,322,955)        (34,390,305)
(Note 1g):            Class B                                                            (19,557,409)        (32,213,539)
                      Class C                                                             (2,327,881)         (3,047,800)
                      Class D                                                             (3,783,822)         (5,481,357)
                                                                                      --------------      --------------
                    Net decrease in net assets resulting from
                    dividends to shareholders                                            (43,992,067)        (75,133,001)
                                                                                      --------------      --------------
Capital Share       Net increase in net assets derived from capital
Transactions        share transactions                                                   150,270,085         217,046,843
(Note 4):                                                                             --------------      --------------

Net Assets:         Total increase in net assets                                          99,917,112         261,652,182
                    Beginning of period                                                1,486,665,608       1,225,013,426
                                                                                      --------------      --------------
                    End of period                                                     $1,586,582,720      $1,486,665,608
                                                                                      ==============      ==============


                    See Notes to Financial Statements.


Statements of Changes in Net Assets (concluded)                                         Intermediate Term Portfolio

                                                                                         For the Six          For the
                                                                                        Months Ended        Year Ended
                                                                                          March 31,        September 30,
Increase (Decrease) in Net Assets:                                                          1999                1998
Operations:         Investment income--net                                            $   14,497,277      $   26,075,215
                    Realized gain on investments--net                                      1,216,571           3,775,926
                    Change in unrealized appreciation/depreciation
                    on investments--net                                                  (15,828,669)          9,218,836
                                                                                      --------------      --------------
                    Net increase (decrease) in net assets resulting
                    from operations                                                         (114,821)         39,069,977
                                                                                      --------------      --------------

Dividends to        Investment income--net:
Shareholders          Class A                                                             (5,604,980)        (11,720,141)
(Note 1g):            Class B                                                             (5,094,021)         (8,877,407)
                      Class C                                                               (148,186)           (120,517)
                      Class D                                                             (3,650,090)         (5,357,150)
                                                                                      --------------      --------------
                    Net decrease in net assets resulting from
                    dividends to shareholders                                            (14,497,277)        (26,075,215)
                                                                                      --------------      --------------

Capital Share       Net increase in net assets derived from capital
Transactions        share transactions                                                    29,460,273          84,105,026
(Note 4):                                                                             --------------      --------------


Net Assets:         Total increase in net assets                                          14,848,175          97,099,788
                    Beginning of period                                                  490,268,865         393,169,077
                                                                                      --------------      --------------
                    End of period                                                     $  505,117,040      $  490,268,865
                                                                                      ==============      ==============


                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights                                                                       Investment Grade Portfolio
                                                                                          Class A
The following per share data and ratios have been derived       For the Six
from information provided in the financial statements.          Months Ended
                                                                 March 31,         For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                             1999         1998     1997        1996        1995
Per Share           Net asset value, beginning of period          $   11.78  $   11.40  $   11.16  $   11.51   $   10.77
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .35        .73        .76        .76         .80
                    Realized and unrealized gain (loss) on
                    investments--net                                   (.37)       .38        .24       (.35)        .74
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                   (.02)      1.11       1.00        .41        1.54
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment income--net         (.35)      (.73)      (.76)      (.76)       (.80)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   11.41  $   11.78  $   11.40  $   11.16   $   11.51
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share                (.17%)++  10.05%      9.22%      3.60%      14.93%
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses                                           .55%*      .58%       .57%       .56%        .58%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            6.06%*     6.32%      6.73%      6.64%       7.30%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in thousands)      $ 605,721  $ 600,655  $ 519,708  $ 608,901   $ 472,388
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                               38.19%    149.41%    113.46%     88.53%     108.07%
                                                                  =========  =========  =========  =========   =========


                                                                                          Class B
The following per share data and ratios have been derived       For the Six
from information provided in the financial statements.          Months Ended
                                                                 March 31,         For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                             1999         1998     1997        1996        1995
Per Share           Net asset value, beginning of period          $   11.78  $   11.40  $   11.16  $   11.51   $   10.77
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .31        .64        .67        .67         .72
                    Realized and unrealized gain (loss) on
                    investments--net                                   (.37)       .38        .24       (.35)        .74
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                   (.06)      1.02        .91        .32        1.46
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment income--net         (.31)      (.64)      (.67)      (.67)       (.72)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   11.41  $   11.78  $   11.40  $   11.16   $   11.51
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share                (.55%)++   9.21%      8.39%      2.81%      14.04%
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses                                          1.31%*     1.34%      1.34%      1.32%       1.35%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            5.30%*     5.56%      5.96%      5.88%       6.52%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in thousands)      $ 745,192  $ 685,345  $ 577,989  $ 724,089   $ 631,517
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                               38.19%    149.41%    113.46%     88.53%     108.07%
                                                                  =========  =========  =========  =========   =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Aggregate total investment return.

                    See Notes to Financial Statements.




Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)                                                          Investment Grade Portfolio
                                                                                         Class C
                                                                                                                For the
The following per share data and ratios have been derived       For the Six               For the                Period
from information provided in the financial statements.         Months Ended             Year Ended         Oct. 21, 1994++
                                                                 March 31,             September 30,          to Sept. 30,
Increase (Decrease) in Net Asset Value:                            1999         1998        1997       1996       1995
Per Share           Net asset value, beginning of period          $   11.79  $   11.40  $   11.17  $   11.51   $   10.67
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .30        .63        .67        .66         .67
                    Realized and unrealized gain (loss) on
                    investments--net                                   (.38)       .39        .23       (.34)        .84
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                   (.08)      1.02        .90        .32        1.51
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment income--net         (.30)      (.63)      (.67)      (.66)       (.67)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   11.41  $   11.79  $   11.40  $   11.17   $   11.51
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share                (.66%)+++  9.25%      8.23%      2.85%      14.60%+++
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses                                          1.37%*     1.40%      1.39%      1.38%       1.40%*
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            5.25%*     5.50%      5.91%      5.83%       6.27%*
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in thousands)      $  94,611  $  77,464  $  49,918  $  64,931   $  25,778
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                               38.19%    149.41%    113.46%     88.53%     108.07%
                                                                  =========  =========  =========  =========   =========


                                                                                         Class D
                                                                                                                For the
The following per share data and ratios have been derived       For the Six               For the                Period
from information provided in the financial statements.          Months Ended             Year Ended         Oct. 21, 1994++
                                                                 March 31,             September 30,          to Sept. 30,
Increase (Decrease) in Net Asset Value:                            1999         1998        1997       1996       1995
Per Share           Net asset value, beginning of period          $   11.79  $   11.41  $   11.17  $   11.51   $   10.67
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .34        .70        .73        .73         .73
                    Realized and unrealized gain (loss) on
                    investments--net                                   (.38)       .38        .24       (.34)        .84
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                   (.04)      1.08        .97        .39        1.57
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment income--net         (.34)      (.70)      (.73)      (.73)       (.73)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   11.41  $   11.79  $   11.41  $   11.17   $   11.51
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share                (.37%)+++  9.77%      8.95%      3.43%      15.22%+++
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses                                           .80%*      .82%       .82%       .81%        .83%*
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            5.82%*     6.07%      6.47%      6.40%       6.91%*
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in thousands)      $ 141,059  $ 123,202  $  77,398  $  63,822   $  25,153
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                               38.19%    149.41%    113.46%     88.53%     108.07%
                                                                  =========  =========  =========  =========   =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)                                                         Intermediate Term Portfolio
                                                                                          Class A
The following per share data and ratios have been derived       For the Six
from information provided in the financial statements.          Months Ended
                                                                 March 31,         For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                             1999         1998     1997        1996        1995
Per Share           Net asset value, beginning of period          $   11.83  $   11.49  $   11.28  $   11.50   $   10.90
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .35        .73        .73        .73         .79
                    Realized and unrealized gain (loss) on
                    investments--net                                   (.34)       .34        .21       (.22)        .60
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                    .01       1.07        .94        .51        1.39
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment income--net         (.35)      (.73)      (.73)      (.73)       (.79)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   11.49  $   11.83  $   11.49  $   11.28   $   11.50
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share                 .06%++    9.59%      8.59%      4.56%      13.33%
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses                                           .68%*      .67%       .65%       .59%        .59%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            5.98%*     6.27%      6.43%      6.41%       7.14%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in thousands)      $ 181,195  $ 200,679  $ 179,115  $ 216,545   $ 217,714
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                               46.87%    111.03%     76.99%     96.40%     142.84%
                                                                  =========  =========  =========  =========   =========


                                                                                          Class B
The following per share data and ratios have been derived       For the Six
from information provided in the financial statements.          Months Ended
                                                                 March 31,         For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                             1999         1998     1997        1996        1995
Per Share           Net asset value, beginning of period          $   11.83  $   11.50  $   11.28  $   11.50   $   10.90
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .32        .67        .67        .67         .74
                    Realized and unrealized gain (loss) on
                    investments--net                                   (.34)       .33        .22       (.22)        .60
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                   (.02)      1.00        .89        .45        1.34
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment income--net         (.32)      (.67)      (.67)      (.67)       (.74)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   11.49  $   11.83  $   11.50  $   11.28   $   11.50
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share                (.19%)++   8.94%      8.13%      4.02%      12.73%
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses                                          1.19%*     1.18%      1.17%      1.11%       1.11%
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            5.47%*     5.75%      5.91%      5.89%       6.61%
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in thousands)      $ 183,072  $ 178,464  $ 148,148  $ 216,641   $ 212,146
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                               46.87%    111.03%     76.99%     96.40%     142.84%
                                                                  =========  =========  =========  =========   =========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)                                                           Intermediate Term Portfolio
                                                                                         Class C
                                                                                                                For the
The following per share data and ratios have been derived       For the Six               For the                Period
from information provided in the financial statements.          Months Ended             Year Ended         Oct. 21, 1994++
                                                                 March 31,             September 30,          to Sept. 30,
Increase (Decrease) in Net Asset Value:                            1999         1998        1997       1996       1995
Per Share           Net asset value, beginning of period          $   11.83  $   11.49  $   11.28  $   11.50   $   10.81
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .32        .67        .67        .67         .70
                    Realized and unrealized gain (loss) on
                    investments--net                                   (.34)       .34        .21       (.22)        .69
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                   (.02)      1.01        .88        .45        1.39
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment income--net         (.32)      (.67)      (.67)      (.67)       (.70)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   11.49  $   11.83  $   11.49  $   11.28   $   11.50
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share                (.19%)+++  9.03%      7.99%      3.99%      13.25%+++
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses                                          1.20%*     1.20%      1.20%      1.15%       1.14%*
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            5.46%*     5.70%      5.89%      5.86%       6.24%*
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in thousands)      $   5,812  $   4,832  $   1,571  $  10,144   $   6,806
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                               46.87%    111.03%     76.99%     96.40%     142.84%
                                                                  =========  =========  =========  =========   =========


                                                                                         Class D
                                                                                                                For the
The following per share data and ratios have been derived       For the Six               For the                Period
from information provided in the financial statements.          Months Ended             Year Ended         Oct. 21, 1994++
                                                                 March 31,             September 30,          to Sept. 30,
Increase (Decrease) in Net Asset Value:                            1999         1998        1997       1996       1995
Per Share           Net asset value, beginning of period          $   11.83  $   11.50  $   11.28  $   11.50   $   10.81
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:        Investment income--net                              .34        .71        .72        .72         .74
                    Realized and unrealized gain (loss) on
                    investments--net                                   (.34)       .33        .22       (.22)        .69
                                                                  ---------  ---------  ---------  ---------   ---------
                    Total from investment operations                     --       1.04        .94        .50        1.43
                                                                  ---------  ---------  ---------  ---------   ---------
                    Less dividends from investment income--net         (.34)      (.71)      (.72)      (.72)       (.74)
                                                                  ---------  ---------  ---------  ---------   ---------
                    Net asset value, end of period                $   11.49  $   11.83  $   11.50  $   11.28   $   11.50
                                                                  =========  =========  =========  =========   =========

Total Investment    Based on net asset value per share                 .01%+++   9.39%      8.58%      4.46%      13.65%+++
Return:**                                                         =========  =========  =========  =========   =========

Ratios to Average   Expenses                                           .78%*      .77%       .77%       .71%        .70%*
Net Assets:                                                       =========  =========  =========  =========   =========
                    Investment income--net                            5.88%*     6.16%      6.32%      6.32%       6.81%*
                                                                  =========  =========  =========  =========   =========

Supplemental        Net assets, end of period (in thousands)      $ 135,038  $ 106,294  $  64,335  $  33,270   $  16,349
Data:                                                             =========  =========  =========  =========   =========
                    Portfolio turnover                               46.87%    111.03%     76.99%     96.40%     142.84%
                                                                  =========  =========  =========  =========   =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1999


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
The Investment Grade Portfolio and the Intermediate Term Portfolio ("Portfolio" or "Portfolios") are two of the three portfolios in Merrill Lynch Corporate Bond Fund, Inc. (the "Fund") which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolios' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. Each Portfolio offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Portfolios.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direc-tion of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund which may use a matrix system for valuations.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Portfolios may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolios may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, each Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, each Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by each Portfolio as unrealized gains or losses. When the contract is closed, each Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1999


* Options--The Portfolios are authorized to purchase and write call and put options. When each Portfolio writes an option, an amount equal to the premium received by each Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or each Portfolio enters into a closing transaction), each Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Custodian bank--The Intermediate Term Portfolio recorded an amount payable to the Custodian Bank resulting from a timing difference of security transaction settlements.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's Portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, FAM receives at the end of each month a fee with respect to each Portfolio at the annual rates set forth below which are based upon the aggregate average daily value of the Fund's net assets at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $250 million; 0.45% of the average daily net assets in excess of $250 million but not exceeding $500 million; 0.40% of average daily net assets in excess of $500 million but not exceeding $750 million; and 0.35% of average daily net assets in excess of $750 million. For the six months ended March 31, 1999, the aggregate average daily net assets of the Fund, including the Fund's High Income Portfolio, was approximately $8,110,592,000.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Portfolio as follows:

                              Account                  Distribution
                          Maintenance Fees                  Fees

Portfolio             Class B  Class C   Class D     Class B   Class C

Investment Grade        0.25%   0.25%     0.25%        0.50%    0.55%
Intermediate Term       0.25%   0.25%     0.10%        0.25%    0.25%


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1999


NOTES TO FINANCIAL STATEMENTS (continued)


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended March 31, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of each Portfolio's Class A and Class D Shares as follows:

                            MLFD                  MLPF&S

Portfolio            Class A   Class D     Class A      Class D

Investment Grade      $2,126    $8,528     $16,120      $84,242
Intermediate Term     $  147    $  694     $ 1,979      $ 5,717

For the six months ended March 31, 1999, MLPF&S received contingent deferred sales charges of $634,252 relating to transactions in Class B Shares, amounting to $574,175 and $60,077 in the Investment Grade Portfolio and Intermediate Term Portfolio, respectively, $26,841 relating to transactions in Class C Shares, amounting to $24,539 and $2,302 in the Investment Grade Portfolio and Intermediate Term Portfolio, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $23,689 relating to transactions subject to front-end sales charge waivers in Class D Shares, amounting to $23,581 and $108 in the Investment Grade Portfolio and Intermediate Term Portfolio, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the six months ended March 31, 1999, the Portfolios paid
Merrill Lynch Security Pricing Service, an affiliate of MLPF&S,
$17,041 for security price quotations to compute the net asset values of the Portfolios.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, PFD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 1999 were as follows:

                                   Investment      Intermediate
                                     Grade             Term
                                   Portfolio        Portfolio

Purchases                      $  738,042,765    $  258,262,832
                               --------------    --------------
Sales                          $  578,041,938    $  225,579,078
                               ==============    ==============


Net realized gains for the six months ended March 31, 1999 and net unrealized losses as of March 31, 1999 were as follows:


                                     Realized     Unrealized
Investment Grade Portfolio            Gains         Losses

Long-term investments            $    220,515    $   (1,142,647)
                                 ------------    --------------
Total                            $    220,515    $   (1,142,647)
                                 ============    ==============


                                     Realized     Unrealized
Intermediate Term Portfolio           Gains         Losses

Long-term investments            $  1,216,571    $   (2,962,863)
                                 ------------    --------------
Total                            $  1,216,571    $   (2,962,863)
                                 ============    ==============

As of March 31, 1999, net unrealized depreciation for Federal income tax purposes was as follows:

                                    Investment    Intermediate
                                      Grade           Term
                                    Portfolio      Portfolio

Gross unrealized appreciation    $ 20,528,212    $    5,574,799
Gross unrealized depreciation     (21,670,859)       (8,537,662)
                                 ------------    --------------
Net unrealized depreciation      $ (1,142,647)   $   (2,962,863)
                                 ============    ==============


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1999


The aggregate cost of investments at March 31, 1999 for Federal income tax purposes was $1,569,651,255 for the Investment Grade
Portfolio and $502,108,787 for the Intermediate Term Portfolio.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions for the six months ended March 31, 1999 was $150,270,085 for the Investment Grade Portfolio and $29,460,273 for the Intermediate Term Portfolio. Net increase in net assets derived from capital share transactions for the year ended September 30, 1998 was $217,046,843 for the Investment Grade Portfolio and $84,105,026 for the Intermediate Term Portfolio.

Transactions in capital shares for each class were as follows:

Investment Grade Portfolio

Class A Shares for the
Six Months Ended                                    Dollar
March 31, 1999                        Shares        Amount

Shares sold                         9,871,970    $  114,210,214
Shares issued to shareholders
in reinvestment of dividends          317,697         3,672,599
                                 ------------    --------------
Total issued                       10,189,667       117,882,813
Shares redeemed                    (8,065,210)      (93,262,828)
                                 ------------    --------------
Net increase                        2,124,457    $   24,619,985
                                 ============    ==============


Investment Grade Portfolio

Class A Shares for
the Year Ended                                      Dollar
September 30, 1998                    Shares        Amount

Shares sold                        17,335,975    $  199,879,084
Shares issued to shareholders
in reinvestment of dividends          718,340         8,272,550
                                 ------------    --------------
Total issued                       18,054,315       208,151,634
Shares redeemed                   (12,662,198)     (145,757,775)
                                 ------------    --------------
Net increase                        5,392,117    $   62,393,859
                                 ============    ==============


Investment Grade Portfolio

Class B Shares for the Six Months                   Dollar
Ended March 31, 1999                  Shares        Amount

Shares sold                        18,963,221    $  219,754,098
Shares issued to shareholders
in reinvestment of dividends        1,042,595        12,052,333
                                 ------------    --------------
Total issued                       20,005,816       231,806,431
Automatic conversion of shares       (492,454)       (5,688,169)
Shares redeemed                   (12,349,755)     (142,586,241)
                                 ------------    --------------
Net increase                        7,163,607    $   83,532,021
                                 ============    ==============


Investment Grade Portfolio

Class B Shares for the Year                         Dollar
Ended September 30, 1998              Shares        Amount

Shares sold                        24,028,055    $  277,445,871
Shares issued to shareholders
in reinvestment of dividends        1,698,194        19,561,558
                                 ------------    --------------
Total issued                       25,726,249       297,007,429
Automatic conversion of shares       (922,142)      (10,628,787)
Shares redeemed                   (17,335,417)     (199,555,281)
                                 ------------    --------------
Net increase                        7,468,690    $   86,823,361
                                 ============    ==============


Investment Grade Portfolio

Class C Shares for the Six Months                   Dollar
Ended March 31, 1999                  Shares        Amount

Shares sold                         3,301,139    $   38,244,991
Shares issued to shareholders
in reinvestment of dividends          138,078         1,596,689
                                 ------------    --------------
Total issued                        3,439,217        39,841,680
Shares redeemed                    (1,719,894)      (19,852,647)
                                 ------------    --------------
Net increase                        1,719,323    $   19,989,033
                                 ============    ==============


Investment Grade Portfolio

Class C Shares for the Year                         Dollar
Ended September 30, 1998              Shares        Amount

Shares sold                         3,968,421    $   45,833,671
Shares issued to shareholders
in reinvestment of dividends          174,287         2,008,817
                                 ------------    --------------
Total issued                        4,142,708        47,842,488
Shares redeemed                    (1,947,717)      (22,429,950)
                                 ------------    --------------
Net increase                        2,194,991    $   25,412,538
                                 ============    ==============


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


Investment Grade Portfolio

Class D Shares for the Six Months                   Dollar
Ended March 31, 1999                  Shares        Amount

Shares sold                         4,662,068    $   53,948,248
Automatic conversion of shares        492,176         5,688,169
Shares issued to shareholders
in reinvestment of dividends          150,924         1,745,119
                                 ------------    --------------
Total issued                        5,305,168        61,381,536
Shares redeemed                    (3,396,385)      (39,252,490)
                                 ------------    --------------
Net increase                        1,908,783    $   22,129,046
                                 ============    ==============


Investment Grade Portfolio

Class D Shares for the Year                         Dollar
Ended September 30, 1998              Shares        Amount

Shares sold                         7,697,534    $   88,874,921
Automatic conversion of shares        921,625        10,628,787
Shares issued to shareholders
in reinvestment of dividends          248,628         2,867,600
                                 ------------    --------------
Total issued                        8,867,787       102,371,308
Shares redeemed                    (5,202,013)      (59,954,223)
                                 ------------    --------------
Net increase                        3,665,774    $   42,417,085
                                 ============    ==============


Intermediate Term Portfolio

Class A Shares for the Six Months                   Dollar
Ended March 31, 1999                  Shares        Amount

Shares sold                         4,686,412    $   54,259,436
Shares issued to shareholders
in reinvestment of dividends          138,324         1,606,348
                                 ------------    --------------
Total issued                        4,824,736        55,865,784
Shares redeemed                    (6,021,159)      (69,879,180)
                                 ------------    --------------
Net decrease                       (1,196,423)   $  (14,013,396)
                                 ============    ==============


Intermediate Term Portfolio

Class A Shares for the Year                         Dollar
Ended September 30, 1998              Shares        Amount

Shares sold                         5,842,254    $   67,706,458
Shares issued to shareholders
in reinvestment of dividends          313,457         3,631,322
                                 ------------    --------------
Total issued                        6,155,711        71,337,780
Shares redeemed                    (4,773,595)      (55,306,502)
                                 ------------    --------------
Net increase                        1,382,116    $   16,031,278
                                 ============    ==============


Intermediate Term Portfolio


Class B Shares for the Six Months                   Dollar
Ended March 31, 1999                  Shares        Amount

Shares sold                         4,474,168    $   52,115,846
Shares issued to shareholders
in reinvestment of dividends          257,506         2,991,068
                                 ------------    --------------
Total issued                        4,731,674        55,106,914
Automatic conversion of shares        (49,411)         (570,593)
Shares redeemed                    (3,837,484)      (44,516,003)
                                 ------------    --------------
Net increase                          844,779    $   10,020,318
                                 ============    ==============


Intermediate Term Portfolio

Class B Shares for the Year                         Dollar
Ended September 30, 1998              Shares        Amount

Shares sold                         7,031,396    $   81,620,955
Shares issued to shareholders
in reinvestment of dividends          460,065         5,330,419
                                 ------------    --------------
Total issued                        7,491,461        86,951,374
Automatic conversion of shares       (276,942)       (3,211,027)
Shares redeemed                    (5,016,417)      (58,121,721)
                                 ------------    --------------
Net increase                        2,198,102    $   25,618,626
                                 ============    ==============


Intermediate Term Portfolio

Class C Shares for the Six Months                   Dollar
Ended March 31, 1999                  Shares        Amount

Shares sold                           465,466    $    5,405,306
Shares issued to shareholders
in reinvestment of dividends            8,973           104,148
                                 ------------    --------------
Total issued                          474,439         5,509,454
Shares redeemed                      (377,142)       (4,364,725)
                                 ------------    --------------
Net increase                           97,297    $    1,144,729
                                 ============    ==============


Intermediate Term Portfolio

Class C Shares for the Year                         Dollar
Ended September 30, 1998              Shares        Amount

Shares sold                           882,899    $   10,254,262
Shares issued to shareholders
in reinvestment of dividends            6,071            70,376
                                 ------------    --------------
Total issued                          888,970        10,324,638
Shares redeemed                      (617,010)       (7,160,180)
                                 ------------    --------------
Net increase                          271,960    $    3,164,458
                                 ============    ==============


Merrill Lynch Corporate Bond Fund, Inc.,
Investment Grade Portfolio & Intermediate Term Portfolio
March 31, 1999


Intermediate Term Portfolio

Class D Shares for the Six Months                   Dollar
Ended March 31, 1999                  Shares        Amount

Shares sold                         4,951,472    $   57,681,364
Automatic conversion of shares         49,411           570,593
Shares issued to shareholders
in reinvestment of dividends           96,920         1,125,497
                                 ------------    --------------
Total issued                        5,097,803        59,377,454
Shares redeemed                    (2,332,283)      (27,068,832)
                                 ------------    --------------
Net increase                        2,765,520    $   32,308,622
                                 ============    ==============


Intermediate Term Portfolio

Class D Shares for the Year                         Dollar
Ended September 30, 1998              Shares        Amount

Shares sold                         6,222,564    $   72,129,494
Automatic conversion of shares        276,942         3,211,027
Shares issued to shareholders
in reinvestment of dividends          189,794         2,199,224
                                 ------------    --------------
Total issued                        6,689,300        77,539,745
Shares redeemed                    (3,300,479)      (38,249,081)
                                 ------------    --------------
Net increase                        3,388,821    $   39,290,664
                                 ============    ==============


5. Loaned Securities:
At March 31, 1999, the Investment Grade Portfolio held US Treasury Bonds/Notes having an aggregate value of approximately $1,736,000 as collateral for Portfolio securities loaned, having a market value of approximately $1,686,000.


6. Capital Loss Carryforward:
At September 30, 1998, the Fund had a capital loss carryforward of approximately $26,063,000 in the Investment Grade Portfolio, of which $23,459,000 expires in 2003 and $2,604,000 expires in 2005 and approximately $7,614,000 in the Intermediate Term Portfolio, of which $7,338,000 expires in 2003 and $276,000 expires in 2005. These amounts will be available to offset like amounts of any future taxable gains.




OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Christopher G. Ayoub, Senior Vice President
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President and Treasurer

Gerald M. Richard, Treasurer and Philip M. Mandel, Secretary of Merrill Lynch Corporate Bond Fund, Inc. have recently retired. Their colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard and Mr. Mandel well in their retirements.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863